UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Name and address of agent for service)

Copy to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, IL 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2023

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2022

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	21
SMALL CAP VALUE FUND	24
SMALL CAP DIVERSIFIED VALUE FUND	26
GLOBAL VALUE FUND	33
INTERNATIONAL VALUE FUND	35
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	37
VALUE OPPORTUNITIES FUND	43
HIGH YIELD FUND	46
STATEMENTS OF ASSETS & LIABILITIES	53
STATEMENTS OF OPERATIONS	55
STATEMENTS OF CHANGES IN NET ASSETS	57
FINANCIAL HIGHLIGHTS	62
NOTES TO THE FINANCIAL STATEMENTS	67
FUND EXPENSE EXAMPLES	81
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2022.

OVERVIEW

In the six-month period ended December 31, 2022, the S&P 500® Index returned +2.3%, the MSCI World Index returned +3.0%, and the ICE BofA U.S. High Yield Index (high yield market) returned +3.3%. Value stocks outperformed growth stocks significantly. Throughout the year, the economy and capital markets experienced numerous milestones that had not been observed for quite some time. The S&P 500® Index declined –18.1% over the full calendar year. Since the Great Depression, only three years have been worse: 1974 (oil crisis), 2002 (tech bubble burst), and 2008 (financial crisis). Value stocks declined but held up much better than growth stocks. The Russell 1000® Value Index declined –7.5% compared to the Russell 1000® Growth Index's –29.1% decline. The more than 21 percentage point difference represented value's largest advantage since 2000. Despite the outperformance, the price-to-earnings gap between growth and value remains almost a full standard deviation wider than average1. Considering the still wide valuation gap and value's significant outperformance in periods of elevated/rising inflation and interest rates, we are optimistic that value's outperformance can persist.

Inflation peaked midyear at 9.1%, the highest reading in more than 40 years2. To combat rising prices, the Federal Open Market Committee (FOMC) increased the Fed Funds rate by more than 400 basis points over the course of 2022, from 0.25% to 4.5% (upper bounds). This was the largest rate hike in any calendar year since 1973, and the current 4.5% level is its highest in more than 15 years. Other interest rates followed suit. 10-year treasury yields peaked above 4% for the first time in more than a decade; 30-year mortgage rates peaked above 7% for the first time in more than 2 decades. Yields on corporate credit also increased significantly. The treasury yield curve remains significantly inverted, which has been a harbinger of recessions historically. The tight labor market exhibited strong contrasting signals, however, with the unemployment rate reaching a 50-year low. Expectations for future corporate earnings are roughly flat, thus the stock market's decline was entirely due to a compression in valuation multiples as opposed to an actual or expected decline in earnings.

Forecasting economic growth and/or predicting recessions is not our expertise. We do, however, fully acknowledge current warnings signs, e.g., continued Fed tightening and the inverted yield curve. Two things providing solace in the event of an economic slowdown are modest financial leverage and attractive valuations. There are fewer excesses in the system compared to prior recessionary periods like 2008. Unlike then, balance sheets of both consumers and financial institutions are quite strong today. Further, equity and high yield credit valuations are reasonable, and in select market segments, unusually attractive. A strong argument could be made that a recession is already priced into equity markets, at least in certain market segments, which is different compared to recessionary periods like 2002. While several signs point to an economic slowdown, several others suggest that the severity would be manageable and/or much of the pain has already been felt.

Specific to credit, we continue to view the high yield market's prospects as roughly average relative to history. Questionable growth and increased cost pressures could very well increase distressed situations, though much of this appears priced in, i.e., valuations are attractive. Valuation dispersion is sufficiently wide, which is conducive for our bottom-up credit picking approach and our penchant for small and mid cap credits.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 8.84% for the six months ended December 31, 2022 compared to the Russell 1000® Value Index return of 6.11%.

The Fund's outperformance in the six-month period was largely driven by positive stock selection. Stock selection in information technology, industrials, and financials was particularly helpful. The overweight position in energy, the best performing sector by a substantial margin, was also a positive contributor to relative performance. The overweight positions in information technology and communication services, along with stock selection in communication services and consumer discretionary detracted from relative performance. The largest positive contributors to relative performance in the period were General Electric, AIG, APA Corp., CNH Industrial, and Workday; the largest detractors were Warner Bros. Discovery, FedEx, Alphabet, Vodafone, and Microsoft.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 7.98% for the six months ended December 31, 2022 compared to the Russell 1000® Value Index return of 6.11%.

Over the six-month period, the Fund outperformed the benchmark. The overweight position in energy was the largest positive contributor. The underweight exposure to real estate also helped, along with positive stock selection in financials, information technology, industrials, and utilities. Stock selection in communication services and energy detracted from performance, along with the overweight position in information technology. The largest positive contributors to relative performance in the period were General Electric, AIG, APA Corp., CNH Industrial, and Hess Corp.; the largest detractors were Warner Bros. Discovery, FedEx, Vodafone, Ericsson, and F5, Inc.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 10.52% for the six months ended December 31, 2022 compared to the Russell Midcap® Value Index return of 5.01%.

The Fund outperformed the benchmark over the period by a considerable margin. The overweight exposure and positive stock selection in energy was the largest contributor over the six months. The underweight allocation to real estate, which was among the worst performing sectors, also helped. Positive stock selection in consumer

1 Based on price/FYI consensus estimates dating back to the mid-1990s (longest available).

2 US Consumer Price Index (CPI) Urban Consumer year-over-year, not seasonally adjusted.

discretionary, financials, and health care were also meaningfully positive. Stock selection in information technology, consumer staples, and utilities detracted from performance, along with the overweight exposure to communication services. The largest positive contributors to relative performance in the period were Fluor, APA Corp., ODP Corp., Murphy Oil, and Universal Health Services; the largest detractors were Popular, Warner Bros. Discovery, Ericsson, Credit Suisse, and International Distributions.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 12.59% for the six months ended December 31, 2022 compared to the Russell 2000® Value Index return of 3.42%.

The Fund's considerable outperformance over the six-month period was largely driven by positive stock selection. Stock selection was most positive in real estate, communication services, and consumer discretionary. The notable overweight position in energy, the market's best performing sector, was also decidedly positive. The overweight positions in information technology and communication services were modest detractors. The largest positive contributors to relative performance in the period were Seritage Growth Properties, Expro Group Holdings, Murphy Oil, Fluor, and Evercore; the largest detractors were Popular, F5, Inc, Korn Ferry, Brink's, and Euronet Worldwide.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 7.88% for the six months ended December 31, 2022 compared to the Russell 2000® Value Index return of 3.42%.

Over the six-month period, the Fund outperformed the benchmark. The overweight exposure and positive stock selection in energy contributed to the outperformance. Positive stock selection in information technology, financials, and consumer discretionary also helped, as did the underweight allocation to real estate. Stock selection in consumer staples, health care, and materials hurt relative performance, as did the overweight exposure to information technology.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 4.63% for the six months ended December 31, 2022 compared to the MSCI World Index return of 2.97%.

The Fund outperformed the benchmark over the six-month period. The considerable overweight and positive stock selection in financials helped relative performance. The overweight position and positive stock selection in industrials was also favorable. Stock selection in energy, health care, and communication services detracted from performance. The largest positive contributors in the period were General Electric, UniCredit, AIG, NOV, Inc, and Oracle; the largest detractors were Warner Bros. Discovery, Vodafone, FedEx, Ericsson, and F5, Inc.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 7.11% for the six months ended December 31, 2022 compared to the MSCI World ex-USA Index return of 5.50%.

Energy was the largest positive contributor to the Fund's outperformance over the period — the overweight allocation and positive stock selection both helped. Positive stock selection in financials and industrials was also beneficial. The overweight allocation to financials and an underweight position in health care also helped. The lack of exposure to materials and stock selection in information technology and health care detracted from performance. The largest positive contributors to relative performance in the period were UniCredit, CNH Industrial, Schlumberger, TechnipFMC, and Subsea 7; the largest detractors were Ericsson, Credit Suisse, Vodafone, Koninklijke Philips, and International Distributions.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 7.65% for the six months ended December 31, 2022 compared to the MSCI World ex-USA Small Cap Index return of 4.31%.

Over the six-month period, the Fund outperformed the benchmark. The underweight allocation to real estate, along with positive stock selection in the same sector, was a positive contributor over the six months. The overweight allocation to financials, underweight allocation to health care, and positive stock selection in industrials and consumer discretionary also helped. Stock selection in materials and consumer staples detracted from performance over the six-month period.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 11.31% for the six months ended December 31, 2022 compared to the Russell 3000® Value Index return of 5.95%.

The Fund outperformed the benchmark by a considerable margin over the six-month period. Positive security selection drove most of the outperformance. It was particularly positive in communication services, industrials, and real estate. The overweight exposure to energy and underweight exposure to real estate also helped. The overweight exposure to information technology and communication services hurt relative performance in the period. The largest positive contributors to relative performance in the period were General Electric, Seritage Growth Properties, Murphy Oil, Hess Corp., and Range Resources; the largest detractors were F5, Inc, Ericsson, Microsoft, Warner Bros. Discovery, and Alphabet.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 3.26% for the six months ended December 31, 2022 compared to the ICE BofA BB-B U.S. High Yield Constrained Index return of 3.60%.

The Fund slightly underperformed its benchmark over the six-month period. Credit selection in basic industry and media hurt relative performance over the six months. Positive credit selection in energy was the largest contributor to relative performance in the period by a wide margin. Positive credit selection in retail, capital goods, and technology & electronics also helped.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, extension risk, prepayment risk, and default risk, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

Fund Information

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofA U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2022. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2022. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups,

69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-earnings (P/E) is calculated by dividing the current price of a stock by the company's trailing 12 months' earnings per share.

Standard deviation is a measure of how dispersed the data is in relation to the mean.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the six months ended December 31, 2022, the Value Opportunities Fund held purchased put options, which resulted in unrealized gains.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	8.84%	–4.35%	6.99%	10.93%	7.50%
Class A
Average annual total return (with sales charge)	2.96%	–9.60%	5.58%	10.06%	6.92%
Average annual total return (without sales charge)	8.68%	–4.60%	6.73%	10.66%	7.23%
Class C
Average annual total return (with CDSC)	7.32%	–6.25%	5.93%	9.83%	6.45%
Average annual total return (without CDSC)	8.32%	–5.31%	5.93%	9.83%	6.45%
Russell 1000® Value Index††
Average annual total return	6.11%	–7.54%	6.67%	10.29%	7.92%
Russell 1000® Index††
Average annual total return	2.30%	–19.13%	9.13%	12.37%	9.31%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.01% for Class I shares, 1.22% for Class A shares and 1.98% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	7.98%	–5.31%	6.14%	10.88%	8.92%
Class A
Average annual total return (with sales charge)	2.21%	–10.46%	4.74%	10.00%	8.50%
Average annual total return (without sales charge)	7.87%	–5.50%	5.88%	10.60%	8.67%
Class C
Average annual total return (with CDSC)	6.42%	–7.11%	5.11%	9.78%	7.85%
Average annual total return (without CDSC)	7.42%	–6.24%	5.11%	9.78%	7.85%
Class Z
Average annual total return	8.02%	–5.22%	6.22%	10.92%	8.93%
Russell 1000® Value Index††
Average annual total return	6.11%	–7.54%	6.67%	10.29%	9.52%
Russell 1000® Index††
Average annual total return	2.30%	–19.13%	9.13%	12.37%	9.80%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 6/24/87. Average annual total return for the Russell 1000® Value Index reflects a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.97% for Class I shares, 1.18% for Class A shares, 1.91% for Class C shares and 0.86% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	10.52%	1.63%	5.31%	8.98%	10.92%
Class A
Average annual total return (with sales charge)	4.63%	–3.90%	3.96%	8.15%	10.43%
Average annual total return (without sales charge)	10.43%	1.42%	5.09%	8.73%	10.66%
Class C
Average annual total return (with CDSC)	9.00%	–0.37%	4.29%	7.91%	9.86%
Average annual total return (without CDSC)	10.00%	0.63%	4.29%	7.91%	9.86%
Class Z
Average annual total return	10.60%	1.78%	5.41%	9.03%	10.94%
Russell Midcap® Value Index††
Average annual total return	5.01%	–12.03%	5.72%	10.11%	9.78%
Russell Midcap® Index††
Average annual total return	5.43%	–17.32%	7.10%	10.96%	9.79%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.01% for Class I shares, 1.21% for Class A shares, 1.97% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	12.59%	3.03%	7.36%	10.61%	11.11%
Class A
Average annual total return (with sales charge)	6.58%	–2.53%	6.00%	9.77%	10.70%
Average annual total return (without sales charge)	12.49%	2.87%	7.15%	10.37%	10.86%
Class C
Average annual total return (with CDSC)	11.11%	1.25%	6.37%	9.55%	10.06%
Average annual total return (without CDSC)	12.07%	2.12%	6.37%	9.55%	10.06%
Class Z
Average annual total return	12.69%	3.24%	7.49%	10.68%	11.12%
Russell 2000® Value Index††
Average annual total return	3.42%	–14.48%	4.13%	8.48%	10.22%
Russell 2000® Index††
Average annual total return	3.91%	–20.44%	4.13%	9.01%	9.22%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02: Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 9/20/85. Average annual total return for the Russell 2000® Value Index reflects a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.06% for Class I shares, 1.21% for Class A shares, 1.94% for Class C shares and 0.86% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	7.88%	–6.35%	5.98%	7.87%
Class A
Average annual total return (with sales charge)	2.01%	–11.52%	4.57%	6.92%
Average annual total return (without sales charge)	7.70%	–6.59%	5.70%	7.59%
Class Z
Average annual total return	7.85%	–6.39%	5.97%	7.86%
Russell 2000® Value Index††
Average annual total return	3.42%	–14.48%	4.13%	5.76%
Russell 2000® Index††
Average annual total return	3.91%	–20.44%	4.13%	6.10%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.87% for Class I shares, 1.15% for Class A shares and 0.76% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	Since 12/31/12* (10 Years)
Class I
Average annual total return	4.63%	–11.66%	3.07%	7.54%
Class A
Average annual total return (with sales charge)	–1.06%	–16.58%	1.67%	6.69%
Average annual total return (without sales charge)	4.42%	–11.96%	2.78%	7.26%
MSCI World Index††
Average annual total return	2.97%	–18.14%	6.14%	8.85%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.22% for Class I shares and 1.46% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	Since 12/31/15*
Class I
Average annual total return	7.11%	–5.41%	1.24%	4.90%
MSCI World ex-USA Index††
Average annual total return	5.50%	–14.29%	1.79%	4.87%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 4.87% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Period ended December 31, 2022	Six Months	1 Year	Since 6/30/20*
Class I
Average annual total return	7.65%	–8.68%	14.34%
MSCI World ex-USA Small Cap Index††
Average annual total return	4.31%	–20.59%	5.47%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations similar to the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 4.23% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	11.31%	–7.88%	7.84%	11.26%	11.71%
Class A
Average annual total return (with sales charge)	5.34%	–12.95%	6.41%	10.38%	11.17%
Average annual total return (without sales charge)	11.17%	–8.13%	7.56%	10.98%	11.47%
Class C
Average annual total return (with CDSC)	9.73%	–9.70%	6.79%	10.16%	10.63%
Average annual total return (without CDSC)	10.73%	–8.81%	6.79%	10.16%	10.63%
Class Z
Average annual total return	11.32%	–7.82%	7.90%	11.29%	11.73%
Russell 3000® Value Index††
Average annual total return	5.95%	–7.98%	6.50%	10.16%	8.84%
Russell 3000® Index††
Average annual total return	2.40%	–19.21%	8.79%	12.13%	9.88%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.94% for Class I shares, 1.20% for Class A shares, 1.91% for Class C shares and 0.86% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2022	Six Months	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	3.26%	–9.80%	1.13%	3.40%	7.40%
Class A
Average annual total return (with sales charge)	–0.93%	–13.50%	0.05%	2.71%	6.76%
Average annual total return (without sales charge)	2.93%	–10.13%	0.81%	3.11%	7.05%
Class C
Average annual total return (with CDSC)	1.73%	–11.48%	0.14%	2.37%	6.34%
Average annual total return (without CDSC)	2.73%	–10.62%	0.14%	2.37%	6.34%
Class Z
Average annual total return	3.31%	–9.70%	1.22%	3.44%	7.43%
ICE BofA BB-B U.S. High Yield Constrained Index††
Average annual total return	3.60%	–10.53%	2.32%	3.94%	7.74%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.77% for Class I shares, 0.98% for Class A shares, 1.77% for Class C shares and 0.65% for Class Z shares, respectively.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
General Electric Company	5.91%
Citigroup, Inc.	4.57%
Wells Fargo & Company	3.86%
American International Group, Inc.	3.45%
Microsoft Corp.	3.42%
Oracle Corp.	2.91%
Workday, Inc.	2.77%
General Motors Company	2.53%
FedEx Corp.	2.51%
APA Corp.	2.41%
COMMON STOCKS — 99.69%	Shares Held	Value
COMMUNICATION SERVICES — 8.46% Entertainment — 1.22%
Warner Bros. Discovery, Inc. (a)	112,000	$1,061,760
Interactive Media & Services — 2.24%
Alphabet, Inc. (a)	22,100	1,949,883
Media — 4.15%
Comcast Corp.	48,200	1,685,554
News Corp.	51,300	933,660
Omnicom Group, Inc.	6,100	497,577
Paramount Global (l)	28,700	484,456
		3,601,247
Wireless Telecommunication Services — 0.85%
Vodafone Group PLC — ADR	72,963	738,385
TOTAL COMMUNICATION SERVICES		7,351,275
CONSUMER DISCRETIONARY — 6.44% Auto Components — 3.15%
Adient PLC (a)	8,974	311,308
Aptiv PLC (a)	6,700	623,971
The Goodyear Tire & Rubber Company (a)	20,600	209,090
Magna International, Inc.	28,300	1,589,894
		2,734,263
Automobiles — 2.53%
General Motors Company	65,300	2,196,692
Hotels, Restaurants & Leisure — 0.76%
Booking Holdings, Inc. (a)	330	665,043
TOTAL CONSUMER DISCRETIONARY		5,595,998
CONSUMER STAPLES — 1.83% Personal Products — 1.83%
Unilever PLC — ADR	31,600	1,591,060
TOTAL CONSUMER STAPLES		1,591,060
	Shares Held	Value
ENERGY — 12.90% Energy Equipment & Services — 3.67%
Baker Hughes Company	14,000	$413,420
Halliburton Company	25,200	991,620
NOV, Inc.	66,500	1,389,185
Schlumberger Ltd.	7,400	395,604
		3,189,829
Oil, Gas & Consumable Fuels — 9.23%
APA Corp.	44,900	2,095,932
Cenovus Energy, Inc.	28,800	559,008
Hess Corp.	4,600	652,372
Marathon Oil Corp.	48,100	1,302,067
Murphy Oil Corp.	19,100	821,491
Ovintiv, Inc.	21,400	1,085,194
Shell PLC — ADR	26,362	1,501,316
		8,017,380
TOTAL ENERGY		11,207,209
FINANCIALS — 24.66% Banks — 11.93%
Citigroup, Inc.	87,874	3,974,541
Citizens Financial Group, Inc.	34,000	1,338,580
First Citizens BancShares, Inc.	772	585,454
U.S. Bancorp	25,600	1,116,416
Wells Fargo & Company	81,234	3,354,152
		10,369,143
Capital Markets — 6.07%
The Bank of New York Mellon Corp.	39,000	1,775,280
The Goldman Sachs Group, Inc.	5,250	1,802,745
State Street Corp.	21,900	1,698,783
		5,276,808

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 0.45%
Capital One Financial Corp.	4,200	$390,432
Diversified Financial Services — 0.49%
Equitable Holdings, Inc.	14,700	421,890
Insurance — 5.72%
American International Group, Inc.	47,400	2,997,576
Corebridge Financial, Inc. (l)	21,100	423,266
The Hartford Financial Services Group, Inc.	20,400	1,546,932
		4,967,774
TOTAL FINANCIALS		21,426,047
HEALTH CARE — 10.07% Health Care Equipment & Supplies — 1.99%
Medtronic PLC	14,582	1,133,313
Zimmer Biomet Holdings, Inc.	4,700	599,250
		1,732,563
Health Care Providers & Services — 7.05%
Centene Corp. (a)	12,800	1,049,728
Cigna Corp.	2,000	662,680
CVS Health Corp.	12,600	1,174,194
Elevance Health, Inc.	3,200	1,641,504
HCA Healthcare, Inc.	4,300	1,031,828
Humana, Inc.	1,100	563,409
		6,123,343
Pharmaceuticals — 1.03%
GSK PLC — ADR	12,240	430,114
Sanofi — ADR	9,500	460,085
		890,199
TOTAL HEALTH CARE		8,746,105
INDUSTRIALS — 14.58% Aerospace & Defense — 2.41%
The Boeing Company (a)	6,000	1,142,940
Raytheon Technologies Corp.	9,400	948,648
		2,091,588
Air Freight & Logistics — 2.51%
FedEx Corp.	12,620	2,185,784
Construction & Engineering — 0.42%
Fluor Corp. (a)	10,500	363,930
Industrial Conglomerates — 5.91%
General Electric Company	61,237	5,131,048
Machinery — 3.33%
CNH Industrial NV	53,700	862,422
Cummins, Inc.	5,000	1,211,450
PACCAR, Inc.	8,300	821,451
		2,895,323
TOTAL INDUSTRIALS		12,667,673
	Shares Held	Value
INFORMATION TECHNOLOGY — 16.98% Communications Equipment — 3.40%
F5, Inc. (a)	14,200	$2,037,842
Telefonaktiebolaget LM Ericsson — ADR	156,700	915,128
		2,952,970
Electronic Equipment, Instruments & Components — 1.90%
Corning, Inc.	26,600	849,604
TE Connectivity Ltd.	7,000	803,600
		1,653,204
IT Services — 1.72%
Cognizant Technology Solutions Corp.	7,000	400,330
Fidelity National Information Services, Inc.	9,300	631,005
Fiserv, Inc. (a)	4,600	464,922
		1,496,257
Semiconductors & Semiconductor Equipment — 0.85%
Micron Technology, Inc.	14,800	739,704
Software — 9.11%
Microsoft Corp.	12,400	2,973,768
Oracle Corp.	30,900	2,525,766
Workday, Inc. (a)	14,400	2,409,552
		7,909,086
TOTAL INFORMATION TECHNOLOGY		14,751,221
MATERIALS — 1.57% Chemicals — 1.26%
Olin Corp.	20,600	1,090,564
Containers & Packaging — 0.31%
International Paper Company	7,900	273,577
TOTAL MATERIALS		1,364,141
UTILITIES — 2.20% Electric Utilities — 2.20%
PPL Corp.	65,300	1,908,066
TOTAL UTILITIES		1,908,066
Total common stocks (Cost $77,219,398)		86,608,795
Total long-term investments (Cost $77,219,398)		86,608,795
COLLATERAL FOR SECURITIES ON LOAN — 0.80%
Money Market Funds — 0.80%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 4.22%^	697,004	697,004
Total collateral for securities on loan (Cost $697,004)		697,004

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Diversified Value Fund (Unaudited)

SHORT-TERM INVESTMENTS — 0.28%	Principal Amount		Value
Time Deposits — 0.28%
Banco Bilbao Vizcaya Argentaria SA, 3.69%, 01/03/2023*		$247,173	$247,173
Citigroup, Inc., 1.10%, 01/02/2023*	EUR	3	4
Total short-term investments (Cost $247,176)			247,177
Total investments — 100.77% (Cost $78,163,578)			87,552,976
Liabilities in excess of other assets — (0.77)%			(672,171)
Net assets — 100.00%			$86,880,805

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $680,292. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

EUR — Euro

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

+ Sum of sectors shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.08)%.

Largest Equity Holdings	Percent of net assets
General Electric Company	6.05%
Citigroup, Inc.	4.79%
Wells Fargo & Company	3.88%
American International Group, Inc.	3.69%
Microsoft Corp.	3.54%
Oracle Corp.	3.45%
F5, Inc.	3.37%
General Motors Company	2.92%
FedEx Corp.	2.78%
The Goldman Sachs Group, Inc.	2.68%
COMMON STOCKS — 100.08%	Shares Held	Value
COMMUNICATION SERVICES — 6.55% Entertainment — 1.39%
Warner Bros. Discovery, Inc. (a)	550,200	$5,215,896
Interactive Media & Services — 1.49%
Alphabet, Inc. (a)	63,000	5,558,490
Media — 2.61%
Comcast Corp.	230,800	8,071,076
Paramount Global (l)	99,700	1,682,936
		9,754,012
Wireless Telecommunication Services — 1.06%
Vodafone Group PLC — ADR	390,944	3,956,353
TOTAL COMMUNICATION SERVICES		24,484,751
CONSUMER DISCRETIONARY — 6.32% Auto Components — 2.54%
Adient PLC (a)	41,891	1,453,199
Magna International, Inc.	143,300	8,050,594
		9,503,793
Automobiles — 2.92%
General Motors Company	324,100	10,902,724
Hotels, Restaurants & Leisure — 0.86%
Booking Holdings, Inc. (a)	1,600	3,224,448
TOTAL CONSUMER DISCRETIONARY		23,630,965
CONSUMER STAPLES — 1.82% Personal Products — 1.82%
Unilever PLC — ADR	135,500	6,822,425
TOTAL CONSUMER STAPLES		6,822,425
ENERGY — 14.11% Energy Equipment & Services — 3.78%
Baker Hughes Company	64,400	1,901,732
Halliburton Company	84,200	3,313,270
NOV, Inc.	329,600	6,885,344
Schlumberger Ltd.	38,250	2,044,845
		14,145,191
	Shares Held	Value
Oil, Gas & Consumable Fuels — 10.33%
APA Corp.	190,700	$8,901,876
Hess Corp.	28,200	3,999,324
Marathon Oil Corp.	243,700	6,596,959
Murphy Oil Corp.	90,570	3,895,416
Ovintiv, Inc.	96,600	4,898,586
Shell PLC — ADR	125,372	7,139,935
Suncor Energy, Inc.	101,500	3,220,595
		38,652,691
TOTAL ENERGY		52,797,882
FINANCIALS — 26.22% Banks — 11.73%
Citigroup, Inc.	396,188	17,919,583
Citizens Financial Group, Inc.	143,800	5,661,406
U.S. Bancorp	132,500	5,778,325
Wells Fargo & Company	351,363	14,507,778
		43,867,092
Capital Markets — 7.25%
The Bank of New York Mellon Corp.	194,200	8,839,984
The Goldman Sachs Group, Inc.	29,200	10,026,696
State Street Corp.	106,600	8,268,962
		27,135,642
Consumer Finance — 0.49%
Capital One Financial Corp.	19,600	1,822,016
Diversified Financial Services — 0.49%
Equitable Holdings, Inc.	64,600	1,854,020
Insurance — 6.26%
American International Group, Inc.	218,500	13,817,940
Corebridge Financial, Inc. (l)	91,900	1,843,514
The Hartford Financial Services Group, Inc.	102,100	7,742,243
		23,403,697
TOTAL FINANCIALS		98,082,467

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 9.65% Health Care Equipment & Supplies — 2.60%
Medtronic PLC	82,500	$6,411,900
Zimmer Biomet Holdings, Inc.	25,800	3,289,500
		9,701,400
Health Care Providers & Services — 6.02%
Cigna Corp.	11,300	3,744,142
CVS Health Corp.	57,900	5,395,701
Elevance Health, Inc.	15,200	7,797,144
HCA Healthcare, Inc.	23,300	5,591,068
		22,528,055
Pharmaceuticals — 1.03%
GSK PLC — ADR	53,340	1,874,368
Sanofi — ADR	40,900	1,980,787
		3,855,155
TOTAL HEALTH CARE		36,084,610
INDUSTRIALS — 14.12% Aerospace & Defense — 0.50%
Huntington Ingalls Industries, Inc.	8,100	1,868,508
Air Freight & Logistics — 2.78%
FedEx Corp.	60,100	10,409,320
Industrial Conglomerates — 6.05%
General Electric Company	269,987	22,622,211
Machinery — 4.79%
CNH Industrial NV	254,700	4,090,482
Cummins, Inc.	28,500	6,905,265
PACCAR, Inc.	42,700	4,226,019
Stanley Black & Decker, Inc.	35,900	2,696,808
		17,918,574
TOTAL INDUSTRIALS		52,818,613
INFORMATION TECHNOLOGY — 17.30% Communications Equipment — 4.95%
F5, Inc. (a)	87,800	12,600,178
Telefonaktiebolaget LM Ericsson — ADR	1,016,200	5,934,608
		18,534,786
Electronic Equipment, Instruments & Components — 2.12%
Corning, Inc.	114,100	3,644,354
TE Connectivity Ltd.	37,200	4,270,560
		7,914,914
IT Services — 3.24%
Amdocs Ltd.	21,500	1,954,350
Euronet Worldwide, Inc. (a)	57,000	5,379,660
Fidelity National Information Services, Inc.	41,100	2,788,635
Fiserv, Inc. (a)	19,600	1,980,972
		12,103,617
	Shares Held		Value
Software — 6.99%
Microsoft Corp.		55,200	$13,238,064
Oracle Corp.		158,000	12,914,920
			26,152,984
TOTAL INFORMATION TECHNOLOGY			64,706,301
MATERIALS — 1.74% Chemicals — 1.23%
Olin Corp.		87,000	4,605,780
Containers & Packaging — 0.51%
International Paper Company		54,800	1,897,724
TOTAL MATERIALS			6,503,504
UTILITIES — 2.25% Electric Utilities — 2.25%
PPL Corp.		288,100	8,418,282
TOTAL UTILITIES			8,418,282
Total common stocks (Cost $325,122,163)			374,349,800
Total long-term investments (Cost $325,122,163)			374,349,800
COLLATERAL FOR SECURITIES ON LOAN — 0.42%
Money Market Funds — 0.42%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 4.22%^		1,568,228	1,568,228
Total collateral for securities on loan (Cost $1,568,228)			1,568,228
SHORT-TERM INVESTMENTS — 0.20%	Principal Amount
Time Deposits — 0.20%
Citigroup, Inc., 1.10%, 01/02/2023*	EUR	17	18
Royal Bank of Canada, 3.69%, 01/03/2023*		$763,281	763,281
Total short-term investments (Cost $763,298)			763,299
Total investments — 100.70% (Cost $327,453,689)			376,681,327
Liabilities in excess of other assets — (0.70)%			(2,603,658)
Net assets — 100.00%			$374,077,669

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $1,531,547. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

EUR — Euro

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Kosmos Energy Ltd.	5.20%
Fluor Corp.	4.46%
Popular, Inc.	4.35%
APA Corp.	4.19%
Citizens Financial Group, Inc.	3.99%
First Citizens BancShares, Inc.	3.52%
American International Group, Inc.	3.10%
Adient PLC	3.06%
State Street Corp.	2.72%
F5, Inc.	2.71%
COMMON STOCKS — 94.55%	Shares Held	Value
COMMUNICATION SERVICES — 4.45% Entertainment — 1.63%
Warner Bros. Discovery, Inc. (a)	844,800	$8,008,704
Media — 2.82%
News Corp.	247,900	4,511,780
Omnicom Group, Inc.	61,200	4,992,084
Paramount Global (l)	256,500	4,329,720
		13,833,584
TOTAL COMMUNICATION SERVICES		21,842,288
CONSUMER DISCRETIONARY — 10.91% Auto Components — 6.52%
Adient PLC (a)	433,100	15,024,239
The Goodyear Tire & Rubber Company (a)	537,500	5,455,625
Lear Corp.	14,900	1,847,898
Magna International, Inc.	171,700	9,646,106
		31,973,868
Automobiles — 0.37%
Harley-Davidson, Inc.	43,900	1,826,240
Household Durables — 1.73%
Tri Pointe Homes, Inc. (a)	65,100	1,210,209
Whirlpool Corp.	51,600	7,299,336
		8,509,545
Specialty Retail — 1.47%
The ODP Corp. (a)	158,745	7,229,247
Textiles, Apparel & Luxury Goods — 0.82%
Capri Holdings Ltd. (a)	70,000	4,012,400
TOTAL CONSUMER DISCRETIONARY		53,551,300
CONSUMER STAPLES — 0.97% Personal Products — 0.97%
Herbalife Nutrition Ltd. (a)	318,500	4,739,280
TOTAL CONSUMER STAPLES		4,739,280
	Shares Held	Value
ENERGY — 20.25% Energy Equipment & Services — 3.37%
Expro Group Holdings NV (a)	91,183	$1,653,148
Halliburton Company	135,600	5,335,860
NOV, Inc.	254,600	5,318,594
TechnipFMC PLC (a)	349,600	4,261,624
		16,569,226
Oil, Gas & Consumable Fuels — 16.88%
APA Corp.	440,700	20,571,876
Cenovus Energy, Inc.	250,700	4,866,087
Chord Energy Corp.	49,300	6,744,733
Kosmos Energy Ltd. (a)	4,016,520	25,545,067
Murphy Oil Corp.	220,900	9,500,909
PDC Energy, Inc.	176,400	11,197,872
Range Resources Corp.	176,100	4,406,022
		82,832,566
TOTAL ENERGY		99,401,792
FINANCIALS — 25.14% Banks — 11.86%
Citizens Financial Group, Inc.	497,600	19,590,512
First Citizens BancShares, Inc.	22,787	17,280,749
Popular, Inc.	321,800	21,341,776
		58,213,037
Capital Markets — 3.61%
Lazard Ltd.	42,000	1,456,140
Northern Trust Corp.	33,000	2,920,170
State Street Corp.	172,100	13,349,797
		17,726,107
Consumer Finance — 1.27%
SLM Corp.	373,400	6,198,440

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Insurance — 8.40%
American International Group, Inc.	240,300	$15,196,572
CNO Financial Group, Inc.	460,300	10,517,855
Enstar Group Ltd. (a)	44,700	10,327,488
The Hartford Financial Services Group, Inc.	68,300	5,179,189
		41,221,104
TOTAL FINANCIALS		123,358,688
HEALTH CARE — 2.71% Health Care Providers & Services — 2.19%
Universal Health Services, Inc.	76,300	10,749,907
Pharmaceuticals — 0.52%
Jazz Pharmaceuticals PLC (a)	16,000	2,548,960
TOTAL HEALTH CARE		13,298,867
INDUSTRIALS — 15.51% Air Freight & Logistics — 2.91%
FedEx Corp.	35,700	6,183,240
International Distributions Services PLC (v)	3,165,000	8,112,936
		14,296,176
Commercial Services & Supplies — 1.71%
The Brink's Company	156,500	8,405,615
Construction & Engineering — 4.46%
Fluor Corp. (a)	630,900	21,866,994
Machinery — 4.11%
Allison Transmission Holdings, Inc.	125,000	5,200,000
CNH Industrial NV	225,500	3,621,530
Iveco Group NV (a) (v)	154,080	916,790
PACCAR, Inc.	44,600	4,414,062
Stanley Black & Decker, Inc.	79,700	5,987,064
		20,139,446
Professional Services — 1.05%
ManpowerGroup, Inc.	62,100	5,167,341
Road & Rail — 1.27%
U-Haul Holding Company	113,500	6,240,230
TOTAL INDUSTRIALS		76,115,802
INFORMATION TECHNOLOGY — 7.84% Communications Equipment — 5.31%
CommScope Holding Company, Inc. (a)	259,100	1,904,385
F5, Inc. (a)	92,700	13,303,377
Telefonaktiebolaget LM Ericsson — ADR	1,863,800	10,884,592
		26,092,354
Electronic Equipment, Instruments & Components — 1.49%
Arrow Electronics, Inc. (a)	69,800	7,298,986
IT Services — 1.04%
Euronet Worldwide, Inc. (a)	53,900	5,087,082
TOTAL INFORMATION TECHNOLOGY		38,478,422
	Shares Held	Value
MATERIALS — 3.31% Chemicals — 3.31%
Huntsman Corp.	184,500	$5,070,060
Olin Corp.	211,400	11,191,516
TOTAL MATERIALS		16,261,576
REAL ESTATE — 0.36% Equity Real Estate Investment Trusts — 0.36%
Pebblebrook Hotel Trust	43,100	577,109
Vornado Realty Trust	58,000	1,206,980
TOTAL REAL ESTATE		1,784,089
UTILITIES — 3.10% Electric Utilities — 0.82%
NRG Energy, Inc.	126,100	4,012,502
Independent Power and Renewable Electricity Producers — 2.28%
Vistra Corp.	482,900	11,203,280
TOTAL UTILITIES		15,215,782
Total common stocks (Cost $407,711,272)		464,047,886
Total long-term investments (Cost $407,711,272)		464,047,886
COLLATERAL FOR SECURITIES ON LOAN — 0.64%
Money Market Funds — 0.64%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 4.22%^	3,157,315	3,157,315
Total collateral for securities on loan (Cost $3,157,315)		3,157,315
SHORT-TERM INVESTMENTS — 5.42%	Principal Amount
Time Deposits — 5.42%
Royal Bank of Canada, 3.69%, 01/03/2023*	$26,618,161	26,618,161
Total short-term investments (Cost $26,618,161)		26,618,161
Total investments — 100.61% (Cost $437,486,748)		493,823,362
Liabilities in excess of other assets — (0.61)%		(3,017,246)
Net assets — 100.00%		$490,806,116

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $3,087,357. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $9,029,726, which represented 1.84% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
F5, Inc.	6.46%
Evercore, Inc.	4.80%
Stagwell, Inc.	3.94%
Popular, Inc.	3.79%
SLM Corp.	3.43%
Kosmos Energy Ltd.	3.40%
Murphy Oil Corp.	3.22%
Enstar Group Ltd.	3.10%
Seritage Growth Properties	3.08%
Expro Group Holdings NV	2.96%
COMMON STOCKS — 97.60%	Shares Held	Value
COMMUNICATION SERVICES — 3.94% Media — 3.94%
Stagwell, Inc. (a)	4,181,400	$25,966,494
TOTAL COMMUNICATION SERVICES		25,966,494
CONSUMER DISCRETIONARY — 9.20% Auto Components — 2.85%
Adient PLC (a)	541,500	18,784,635
Automobiles — 0.57%
Thor Industries, Inc.	49,600	3,744,304
Diversified Consumer Services — 1.62%
Adtalem Global Education, Inc. (a)	300,600	10,671,300
Hotels, Restaurants & Leisure — 0.32%
International Game Technology PLC	94,200	2,136,456
Specialty Retail — 3.24%
The ODP Corp. (a)	236,180	10,755,637
Sonic Automotive, Inc.	214,400	10,563,488
		21,319,125
Textiles, Apparel & Luxury Goods — 0.60%
Capri Holdings Ltd. (a)	68,800	3,943,616
TOTAL CONSUMER DISCRETIONARY		60,599,436
CONSUMER STAPLES — 0.32% Personal Products — 0.32%
Herbalife Nutrition Ltd. (a)	142,900	2,126,352
TOTAL CONSUMER STAPLES		2,126,352
ENERGY — 15.65% Energy Equipment & Services — 2.96%
Expro Group Holdings NV (a)	1,076,582	19,518,432
Oil, Gas & Consumable Fuels — 12.69%
Berry Corp.	2,358,400	18,867,200
Equitrans Midstream Corp.	1,350,000	9,045,000
Kinetik Holdings, Inc. (l)	31,390	1,038,381
Kosmos Energy Ltd. (a)	3,527,100	22,432,356
Murphy Oil Corp.	492,900	21,199,629
Range Resources Corp.	313,800	7,851,276
	Shares Held	Value
Ranger Oil Corp.	71,400	$2,886,702
Rockhopper Exploration PLC (a)	2,566,400	279,240
		83,599,784
TOTAL ENERGY		103,118,216
FINANCIALS — 24.21% Banks — 7.92%
Associated Banc-Corp	66,800	1,542,412
The Bank of NT Butterfield & Son Ltd.	569,300	16,970,833
First Hawaiian, Inc.	334,800	8,718,192
Popular, Inc.	376,300	24,956,216
		52,187,653
Capital Markets — 6.85%
Evercore, Inc.	289,800	31,611,384
Perella Weinberg Partners	509,800	4,996,040
Stifel Financial Corp.	145,800	8,510,346
		45,117,770
Consumer Finance — 3.43%
SLM Corp.	1,363,000	22,625,800
Insurance — 5.81%
CNO Financial Group, Inc.	121,900	2,785,415
Enstar Group Ltd. (a)	88,519	20,451,430
Global Indemnity Group LLC	316,036	7,366,799
Horace Mann Educators Corp.	205,600	7,683,272
		38,286,916
Thrifts & Mortgage Finance — 0.20%
Luther Burbank Corp.	117,800	1,308,758
TOTAL FINANCIALS		159,526,897
INDUSTRIALS — 20.03% Commercial Services & Supplies — 2.73%
The Brink's Company	304,600	16,360,066
Quad/Graphics, Inc. (a)	402,700	1,643,016
		18,003,082

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
Construction & Engineering — 2.45%
Fluor Corp. (a)	465,400	$16,130,764
Machinery — 6.79%
Allison Transmission Holdings, Inc.	192,600	8,012,160
Crane Holdings Company	92,800	9,321,760
Flowserve Corp.	623,700	19,135,116
The Greenbrier Companies, Inc.	136,400	4,573,492
Miller Industries, Inc.	138,300	3,687,078
		44,729,606
Professional Services — 7.79%
Hudson Global, Inc. (a) (o)	147,460	3,337,020
Korn Ferry	334,300	16,922,266
ManpowerGroup, Inc.	188,000	15,643,480
TrueBlue, Inc. (a)	786,650	15,402,607
		51,305,373
Trading Companies & Distributors — 0.27%
Rush Enterprises, Inc.	34,350	1,795,818
TOTAL INDUSTRIALS		131,964,643
INFORMATION TECHNOLOGY — 17.00% Communications Equipment — 6.68%
CommScope Holding Company, Inc. (a)	201,300	1,479,555
F5, Inc. (a)	296,500	42,550,715
		44,030,270
Electronic Equipment, Instruments & Components — 6.89%
Arrow Electronics, Inc. (a)	148,700	15,549,559
Belden, Inc.	123,700	8,894,030
Itron, Inc. (a)	235,100	11,907,815
Plexus Corp. (a)	87,800	9,037,254
		45,388,658
IT Services — 2.90%
Euronet Worldwide, Inc. (a)	132,700	12,524,226
WEX, Inc. (a)	40,200	6,578,730
		19,102,956
Semiconductors & Semiconductor Equipment — 0.53%
Diodes, Inc. (a)	45,900	3,494,826
TOTAL INFORMATION TECHNOLOGY		112,016,710
MATERIALS — 2.97% Chemicals — 2.97%
Ecovyst, Inc. (a)	1,531,300	13,567,318
Olin Corp.	113,900	6,029,866
TOTAL MATERIALS		19,597,184
REAL ESTATE — 3.58% Real Estate Management & Development — 3.58%
The RMR Group, Inc.	117,400	3,316,550
Seritage Growth Properties (a) (l)	1,716,310	20,303,947
TOTAL REAL ESTATE		23,620,497
	Shares Held	Value
UTILITIES — 0.70% Multi-Utilities — 0.70%
Avista Corp.	104,500	$4,633,530
TOTAL UTILITIES		4,633,530
Total common stocks (Cost $617,893,985)		643,169,959
Total long-term investments (Cost $617,893,985)		643,169,959
COLLATERAL FOR SECURITIES ON LOAN — 2.04%
Money Market Funds — 2.04%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 4.22%^	13,475,294	13,475,294
Total collateral for securities on loan (Cost $13,475,294)		13,475,294
SHORT-TERM INVESTMENTS — 2.03%	Principal Amount
Time Deposits — 2.03%
Australia and New Zealand Banking Group Ltd., 3.69%, 01/03/2023*	$13,355,028	13,355,028
Total short-term investments (Cost $13,355,028)		13,355,028
Total investments — 101.67% (Cost $644,724,307)		670,000,281
Liabilities in excess of other assets — (1.67)%		(11,037,082)
Net assets — 100.00%		$658,963,199

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $13,160,202. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
V2X, Inc.	0.48%
Dril-Quip, Inc.	0.48%
Employers Holdings, Inc.	0.47%
Hawaiian Electric Industries, Inc.	0.46%
Itron, Inc.	0.45%
CNO Financial Group, Inc.	0.45%
MillerKnoll, Inc.	0.45%
AZZ, Inc.	0.45%
Vishay Intertechnology, Inc.	0.45%
Hilltop Holdings, Inc.	0.44%
COMMON STOCKS — 98.56%	Shares Held	Value
COMMUNICATION SERVICES — 0.50% Interactive Media & Services — 0.07%
Outbrain, Inc. (a)	111,600	$403,992
Media — 0.43%
Emerald Holding, Inc. (a)	169,050	598,437
Stagwell, Inc. (a)	238,100	1,478,601
TEGNA, Inc.	23,067	488,790
		2,565,828
TOTAL COMMUNICATION SERVICES		2,969,820
CONSUMER DISCRETIONARY — 11.58% Auto Components — 0.55%
Adient PLC (a)	67,805	2,352,155
The Goodyear Tire & Rubber Company (a)	89,500	908,425
		3,260,580
Automobiles — 0.30%
Thor Industries, Inc.	23,800	1,796,662
Distributors — 0.16%
Funko, Inc. (a)	86,000	938,260
Diversified Consumer Services — 0.10%
Graham Holdings Company	1,000	604,210
Hotels, Restaurants & Leisure — 1.45%
Bloomin' Brands, Inc.	69,305	1,394,417
Brinker International, Inc. (a)	49,170	1,569,015
Dine Brands Global, Inc.	21,700	1,401,820
El Pollo Loco Holdings, Inc.	60,400	601,584
Jack in the Box, Inc.	8,300	566,309
Ruth's Hospitality Group, Inc.	93,800	1,452,024
Travel + Leisure Company	43,780	1,593,591
		8,578,760
	Shares Held	Value
Household Durables — 2.14%
Century Communities, Inc.	29,796	$1,490,098
Green Brick Partners, Inc. (a)	58,150	1,408,975
Hooker Furnishings Corp.	82,275	1,538,542
KB Home	42,000	1,337,700
La-Z-Boy, Inc.	51,000	1,163,820
M/I Homes, Inc. (a)	29,123	1,344,900
Meritage Homes Corp. (a)	16,300	1,502,860
Taylor Morrison Home Corp. (a)	49,710	1,508,699
Tri Pointe Homes, Inc. (a)	74,887	1,392,149
		12,687,743
Leisure Products — 1.14%
JAKKS Pacific, Inc. (a)	60,399	1,056,379
Johnson Outdoors, Inc.	35,600	2,353,872
Latham Group, Inc. (a)	303,700	977,914
Vista Outdoor, Inc. (a)	97,800	2,383,386
		6,771,551
Specialty Retail — 4.65%
The Aaron's Company, Inc.	150,300	1,796,085
Asbury Automotive Group, Inc. (a)	8,764	1,570,947
Big 5 Sporting Goods Corp. (l)	5,000	44,150
Boot Barn Holdings, Inc. (a)	29,300	1,831,836
The Cato Corp.	112,000	1,044,960
Genesco, Inc. (a)	21,330	981,607
Group 1 Automotive, Inc.	10,128	1,826,787
Haverty Furniture Companies, Inc.	61,400	1,835,860
Hibbett, Inc.	25,973	1,771,878
LL Flooring Holdings, Inc. (a)	231,400	1,300,468
MarineMax, Inc. (a)	55,700	1,738,954
OneWater Marine, Inc. (a)	69,400	1,984,840
Rent-A-Center, Inc.	99,900	2,252,745

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Signet Jewelers Ltd.	26,900	$1,829,200
Sleep Number Corp. (a)	25,600	665,088
Sonic Automotive, Inc.	50,050	2,465,964
TravelCenters of America, Inc. (a)	32,000	1,432,960
Urban Outfitters, Inc. (a)	27,310	651,344
Zumiez, Inc. (a)	23,800	517,412
		27,543,085
Textiles, Apparel & Luxury Goods — 1.09%
Carter's, Inc.	7,000	522,270
G-III Apparel Group Ltd. (a)	134,240	1,840,430
Kontoor Brands, Inc.	14,600	583,854
Lakeland Industries, Inc. (a)	62,100	825,930
Steven Madden Ltd.	46,000	1,470,160
Vera Bradley, Inc. (a)	270,600	1,225,818
		6,468,462
TOTAL CONSUMER DISCRETIONARY		68,649,313
CONSUMER STAPLES — 1.75% Food & Staples Retailing — 0.34%
The Andersons, Inc.	41,600	1,455,584
Natural Grocers by Vitamin Cottage, Inc.	59,400	542,916
		1,998,500
Food Products — 0.22%
B&G Foods, Inc. (l)	119,800	1,335,770
Household Products — 0.20%
Central Garden & Pet Company (a)	31,500	1,179,675
Personal Products — 0.99%
Herbalife Nutrition Ltd. (a)	105,300	1,566,864
Medifast, Inc.	12,500	1,441,875
Nu Skin Enterprises, Inc.	32,550	1,372,308
USANA Health Sciences, Inc. (a)	28,000	1,489,600
		5,870,647
TOTAL CONSUMER STAPLES		10,384,592
ENERGY — 9.82% Energy Equipment & Services — 4.03%
ChampionX Corp.	52,500	1,521,975
Dril-Quip, Inc. (a)	104,800	2,847,416
Expro Group Holdings NV (a)	115,003	2,085,004
Helix Energy Solutions Group, Inc. (a)	233,700	1,724,706
Liberty Energy, Inc.	93,700	1,500,137
National Energy Services Reunited Corp. (a)	328,800	2,281,872
Newpark Resources, Inc. (a)	382,700	1,588,205
NexTier Oilfield Solutions, Inc. (a)	157,800	1,458,072
Noble Corp. PLC (a)	18,700	705,177
Precision Drilling Corp. (a)	23,900	1,833,130
ProPetro Holding Corp. (a)	127,050	1,317,509
	Shares Held	Value
Solaris Oilfield Infrastructure, Inc.	126,400	$1,255,152
TechnipFMC PLC (a)	141,800	1,728,542
Tidewater, Inc. (a)	56,300	2,074,655
		23,921,552
Oil, Gas & Consumable Fuels — 5.79%
Alto Ingredients, Inc. (a)	119,400	343,872
Berry Corp.	286,570	2,292,560
California Resources Corp.	36,700	1,596,817
Chord Energy Corp.	17,773	2,431,524
Civitas Resources, Inc.	38,730	2,243,629
Crescent Energy Company	196,100	2,351,239
Denbury, Inc. (a)	15,900	1,383,618
Equitrans Midstream Corp.	347,200	2,326,240
Kinetik Holdings, Inc.	49,440	1,635,475
Kosmos Energy Ltd. (a)	401,413	2,552,987
Laredo Petroleum, Inc. (a)	28,300	1,455,186
Northern Oil and Gas, Inc.	61,300	1,889,266
Par Pacific Holdings, Inc. (a)	83,000	1,929,750
Permian Resources Corp.	247,600	2,327,440
Ranger Oil Corp.	45,800	1,851,694
REX American Resources Corp. (a)	47,034	1,498,503
Talos Energy, Inc. (a)	75,400	1,423,552
Vertex Energy, Inc. (a) (l)	245,700	1,523,340
World Fuel Services Corp.	46,924	1,282,433
		34,339,125
TOTAL ENERGY		58,260,677
FINANCIALS — 32.30% Banks — 17.45%
1st Source Corp.	27,806	1,476,221
ACNB Corp.	19,100	760,371
Ameris Bancorp	23,500	1,107,790
Associated Banc-Corp	112,700	2,602,242
Bank of Marin Bancorp	20,400	670,752
BankUnited, Inc.	71,110	2,415,607
BayCom Corp.	28,300	537,134
BCB Bancorp, Inc.	28,500	512,715
Brookline Bancorp, Inc.	81,776	1,157,130
Cadence Bank	47,610	1,174,063
Camden National Corp.	27,816	1,159,649
Cathay General Bancorp	58,432	2,383,441
Central Pacific Financial Corp.	97,000	1,967,160
Central Valley Community Bancorp	38,700	819,666
Civista Bancshares, Inc.	31,000	682,310
CNB Financial Corp.	21,000	499,590
Columbia Banking System, Inc.	78,100	2,353,153

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
The Community Financial Corp.	11,600	$462,840
Community Trust Bancorp, Inc.	22,610	1,038,477
ConnectOne Bancorp, Inc.	98,000	2,372,580
CrossFirst Bankshares, Inc. (a)	31,200	387,192
Customers Bancorp, Inc. (a)	77,200	2,187,848
Eagle Bancorp, Inc.	56,230	2,478,056
Enterprise Financial Services Corp.	23,700	1,160,352
FB Financial Corp.	32,725	1,182,682
Financial Institutions, Inc.	20,261	493,558
First BanCorp	187,886	2,389,910
First Busey Corp.	66,100	1,633,992
First Business Financial Services, Inc.	13,765	503,111
First Financial Corp.	25,663	1,182,551
First Hawaiian, Inc.	88,140	2,295,166
First Internet Bancorp	52,989	1,286,573
First Merchants Corp.	26,502	1,089,497
First Mid Bancshares, Inc.	17,300	554,984
The First of Long Island Corp.	43,680	786,240
Flushing Financial Corp.	97,218	1,884,085
FNB Corp.	138,880	1,812,384
Great Southern Bancorp, Inc.	17,110	1,017,874
Hanmi Financial Corp.	87,567	2,167,283
Hilltop Holdings, Inc.	87,700	2,631,876
HomeStreet, Inc.	93,478	2,578,122
Hope Bancorp, Inc.	190,433	2,439,447
Horizon Bancorp, Inc.	82,800	1,248,624
Independent Bank Corp.	77,100	1,844,232
Investar Holding Corp.	25,800	555,474
Lakeland Bancorp, Inc.	98,330	1,731,591
Live Oak Bancshares, Inc.	51,900	1,567,380
Macatawa Bank Corp.	57,000	628,710
Mercantile Bank Corp.	31,300	1,047,924
Midland States Bancorp, Inc.	40,213	1,070,470
MidWestOne Financial Group, Inc.	25,594	812,610
National Bankshares, Inc.	10,700	431,210
Northeast Bank	13,200	555,720
Northrim BanCorp, Inc.	11,584	632,139
OceanFirst Financial Corp.	100,810	2,142,213
Orrstown Financial Services, Inc.	6,604	152,949
Pacific Premier Bancorp, Inc.	32,500	1,025,700
PacWest Bancorp	97,400	2,235,330
Parke Bancorp, Inc.	25,700	533,018
PCB Bancorp	45,100	797,819
Popular, Inc.	36,800	2,440,576
Preferred Bank	31,700	2,365,454
	Shares Held	Value
Premier Financial Corp.	67,660	$1,824,790
Primis Financial Corp.	40,456	479,404
RBB Bancorp	33,032	688,717
Republic Bancorp, Inc.	16,570	678,044
Sandy Spring Bancorp, Inc.	67,400	2,374,502
Sierra Bancorp	24,200	514,008
Simmons First National Corp.	112,400	2,425,592
Southern First Bancshares, Inc. (a)	12,577	575,398
Texas Capital Bancshares, Inc. (a)	39,190	2,363,549
Towne Bank	42,000	1,295,280
Univest Financial Corp.	35,950	939,374
Washington Federal, Inc.	68,744	2,306,361
Washington Trust Bancorp, Inc.	28,030	1,322,455
Wintrust Financial Corp.	18,550	1,567,846
		103,470,137
Capital Markets — 3.19%
Artisan Partners Asset Management, Inc.	55,900	1,660,230
B. Riley Financial, Inc.	14,500	495,900
Diamond Hill Investment Group, Inc.	7,200	1,332,144
Evercore, Inc.	21,710	2,368,127
Federated Hermes, Inc.	59,000	2,142,290
Greenhill & Company, Inc.	116,625	1,195,406
Janus Henderson Group PLC	97,400	2,290,848
Perella Weinberg Partners	137,300	1,345,540
Silvercrest Asset Management Group, Inc.	31,400	589,378
Victory Capital Holdings, Inc.	61,127	1,640,037
Virtu Financial, Inc.	115,600	2,359,396
Virtus Investment Partners, Inc.	7,900	1,512,376
		18,931,672
Consumer Finance — 1.19%
Bread Financial Holdings, Inc.	61,600	2,319,856
Navient Corp.	140,620	2,313,199
SLM Corp.	145,500	2,415,300
		7,048,355
Insurance — 5.35%
American Equity Investment Life Holding Company	55,526	2,533,096
Assured Guaranty Ltd.	38,300	2,384,558
Axis Capital Holdings Ltd.	32,700	1,771,359
Brighthouse Financial, Inc. (a)	22,200	1,138,194
CNO Financial Group, Inc.	115,686	2,643,425
Employers Holdings, Inc.	64,435	2,779,081
Enstar Group Ltd. (a)	10,539	2,434,931
Greenlight Capital Re Ltd. (a)	59,200	482,480
Horace Mann Educators Corp.	57,314	2,141,824

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Kemper Corp.	45,700	$2,248,440
Mercury General Corp.	34,100	1,166,220
National Western Life Group, Inc.	4,955	1,392,355
Primerica, Inc.	4,300	609,826
Safety Insurance Group, Inc.	13,600	1,145,936
Selectquote, Inc. (a)	615,600	413,622
SiriusPoint Ltd. (a)	392,178	2,313,850
Stewart Information Services Corp.	40,500	1,730,565
United Fire Group, Inc.	20,094	549,772
White Mountains Insurance Group Ltd.	1,300	1,838,629
		31,718,163
Mortgage Real Estate Investment Trusts — 0.80%
Apollo Commercial Real Estate Finance, Inc.	70,500	758,580
BrightSpire Capital, Inc.	88,100	548,863
Granite Point Mortgage Trust, Inc.	85,400	457,744
Great Ajax Corp.	83,934	608,522
MFA Financial, Inc.	78,400	772,240
New York Mortgage Trust, Inc.	396,500	1,015,040
TPG RE Finance Trust, Inc.	86,500	587,335
		4,748,324
Thrifts & Mortgage Finance — 4.32%
Bridgewater Bancshares, Inc. (a)	30,490	540,893
Capitol Federal Financial, Inc.	141,900	1,227,435
Enact Holdings, Inc. (l)	47,600	1,148,112
Essent Group Ltd.	65,000	2,527,200
FS Bancorp, Inc.	15,080	504,275
Home Bancorp, Inc.	12,800	512,384
Kearny Financial Corp.	95,400	968,310
Luther Burbank Corp.	40,245	447,122
Merchants Bancorp	18,200	442,624
MGIC Investment Corp.	137,900	1,792,700
New York Community Bancorp, Inc.	264,700	2,276,420
NMI Holdings, Inc. (a)	115,400	2,411,860
Northeast Community Bancorp, Inc.	44,800	668,416
Northfield Bancorp, Inc.	68,107	1,071,323
Provident Financial Services, Inc.	110,400	2,358,144
Radian Group, Inc.	116,200	2,215,934
Southern Missouri Bancorp, Inc.	10,200	467,466
Territorial Bancorp, Inc.	35,352	848,802
TrustCo Bank Corp.	36,892	1,386,770
Waterstone Financial, Inc.	77,900	1,342,996
William Penn Bancorp	36,000	436,320
		25,595,506
TOTAL FINANCIALS		191,512,157
	Shares Held	Value
HEALTH CARE — 2.56% Biotechnology — 1.14%
Emergent BioSolutions, Inc. (a)	204,400	$2,413,964
Ironwood Pharmaceuticals, Inc. (a)	193,300	2,394,987
Organogenesis Holdings, Inc. (a)	86,900	233,761
Vanda Pharmaceuticals, Inc. (a)	227,400	1,680,486
		6,723,198
Health Care Providers & Services — 0.89%
National HealthCare Corp.	23,100	1,374,450
Premier, Inc.	70,200	2,455,596
Select Medical Holdings Corp.	58,900	1,462,487
		5,292,533
Pharmaceuticals — 0.53%
Phibro Animal Health Corp.	86,900	1,165,329
Taro Pharmaceutical Industries Ltd. (a)	67,980	1,974,139
		3,139,468
TOTAL HEALTH CARE		15,155,199
INDUSTRIALS — 15.88% Aerospace & Defense — 1.31%
AerSale Corp. (a)	61,300	994,286
Moog, Inc.	22,700	1,992,152
National Presto Industries, Inc.	28,614	1,958,914
V2X, Inc. (a)	69,055	2,851,281
		7,796,633
Air Freight & Logistics — 0.56%
Atlas Air Worldwide Holdings, Inc. (a)	15,100	1,522,080
Forward Air Corp.	17,200	1,804,108
		3,326,188
Building Products — 1.07%
Insteel Industries, Inc.	37,600	1,034,752
JELD-WEN Holding, Inc. (a)	234,500	2,262,925
PGT Innovations, Inc. (a)	43,400	779,464
Resideo Technologies, Inc. (a)	88,100	1,449,245
UFP Industries, Inc.	10,100	800,425
		6,326,811
Commercial Services & Supplies — 1.95%
ABM Industries, Inc.	33,200	1,474,744
ACCO Brands Corp.	306,109	1,711,149
The Brink's Company	28,400	1,525,364
Healthcare Services Group, Inc.	116,300	1,395,600
Interface, Inc.	145,800	1,439,046
Kimball International, Inc.	213,900	1,390,350
MillerKnoll, Inc.	125,800	2,643,058
		11,579,311

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Construction & Engineering — 1.11%
Fluor Corp. (a)	69,430	$2,406,443
Great Lakes Dredge & Dock Corp. (a)	152,000	904,400
Matrix Service Company (a)	66,000	410,520
Primoris Services Corp.	27,953	613,289
Sterling Infrastructure, Inc. (a)	18,800	616,640
Tutor Perini Corp. (a)	216,421	1,633,979
		6,585,271
Electrical Equipment — 1.54%
AZZ, Inc.	65,700	2,641,139
Encore Wire Corp.	4,196	577,202
EnerSys	22,610	1,669,522
GrafTech International Ltd.	366,780	1,745,873
Powell Industries, Inc.	2,500	87,950
Preformed Line Products Company	8,927	743,530
Thermon Group Holdings, Inc. (a)	84,183	1,690,395
		9,155,611
Machinery — 4.42%
Allison Transmission Holdings, Inc.	55,200	2,296,320
Barnes Group, Inc.	36,900	1,507,365
Blue Bird Corp. (a)	57,800	619,038
Columbus McKinnon Corp.	46,900	1,522,843
Enerpac Tool Group Corp.	53,500	1,361,575
Flowserve Corp.	84,800	2,601,665
Gates Industrial Corp. PLC (a)	119,000	1,357,790
The Greenbrier Companies, Inc.	66,499	2,229,711
Hillenbrand, Inc.	44,320	1,891,134
Miller Industries, Inc.	39,820	1,061,601
Mueller Industries, Inc.	23,800	1,404,200
Mueller Water Products, Inc.	160,400	1,725,904
Proto Labs, Inc. (a)	87,300	2,228,769
The Timken Company	34,800	2,459,317
Wabash National Corp.	84,282	1,904,773
		26,172,005
Marine — 0.25%
Matson, Inc.	23,813	1,488,551
Professional Services — 2.39%
BGSF, Inc.	27,260	417,623
Heidrick & Struggles International, Inc.	90,710	2,537,159
Kelly Services, Inc.	95,150	1,608,035
Kforce, Inc.	27,200	1,491,376
Korn Ferry	43,456	2,199,743
ManpowerGroup, Inc.	17,500	1,456,175
Resources Connection, Inc.	107,785	1,981,088
TrueBlue, Inc. (a)	125,800	2,463,164
		14,154,363
	Shares Held	Value
Road & Rail — 0.34%
Heartland Express, Inc.	102,700	$1,575,418
PAM Transportation Services, Inc. (a)	15,900	411,810
		1,987,228
Trading Companies & Distributors — 0.94%
BlueLinx Holdings, Inc. (a)	27,200	1,934,192
Boise Cascade Company	24,700	1,696,149
Global Industrial Company	18,357	431,940
Rush Enterprises, Inc.	29,247	1,529,033
		5,591,314
TOTAL INDUSTRIALS		94,163,286
INFORMATION TECHNOLOGY — 10.73% Electronic Equipment, Instruments & Components — 4.99%
Avnet, Inc.	60,600	2,519,748
Belden, Inc.	35,970	2,586,243
Benchmark Electronics, Inc.	22,200	592,518
Coherent Corp. (a)	67,100	2,355,210
ePlus, Inc. (a)	31,980	1,416,074
Insight Enterprises, Inc. (a)	17,568	1,761,543
IPG Photonics Corp. (a)	25,500	2,414,085
Itron, Inc. (a)	53,000	2,684,450
Kimball Electronics, Inc. (a)	55,400	1,251,486
PC Connection, Inc.	12,006	563,081
Plexus Corp. (a)	23,400	2,408,562
Sanmina Corp. (a)	29,595	1,695,498
ScanSource, Inc. (a)	20,433	597,052
TTM Technologies, Inc. (a)	115,900	1,747,772
Vishay Intertechnology, Inc.	122,426	2,640,729
Vontier Corp.	120,500	2,329,265
		29,563,316
IT Services — 1.89%
Cass Information Systems, Inc.	38,900	1,782,398
Euronet Worldwide, Inc. (a)	24,300	2,293,434
International Money Express, Inc. (a)	106,900	2,605,153
Maximus, Inc.	22,200	1,627,926
TTEC Holdings, Inc.	32,400	1,429,812
Verra Mobility Corp. (a)	104,500	1,445,235
		11,183,958
Semiconductors & Semiconductor Equipment — 1.82%
ACM Research, Inc. (a)	269,900	2,080,929
Cirrus Logic, Inc. (a)	22,800	1,698,144
Diodes, Inc. (a)	18,149	1,381,865
MaxLinear, Inc. (a)	42,400	1,439,480
Photronics, Inc. (a)	106,200	1,787,346
Semtech Corp. (a)	84,200	2,415,698
		10,803,462

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Software — 1.41%
ACI Worldwide, Inc. (a)	111,800	$2,571,400
CoreCard Corp. (a)	21,100	611,267
Ebix, Inc.	61,970	1,236,921
InterDigital, Inc.	48,500	2,399,780
Telos Corp. (a)	277,900	1,414,511
Xperi, Inc. (a)	15,360	132,250
		8,366,129
Technology Hardware, Storage & Peripherals — 0.62%
NCR Corp. (a)	80,400	1,882,164
Super Micro Computer, Inc. (a)	22,000	1,806,200
		3,688,364
TOTAL INFORMATION TECHNOLOGY		63,605,229
MATERIALS — 4.44% Chemicals — 2.20%
AdvanSix, Inc.	44,600	1,695,692
Cabot Corp.	21,770	1,455,107
Chase Corp.	15,000	1,293,900
Ecovyst, Inc. (a)	245,700	2,176,902
Hawkins, Inc.	13,100	505,660
Ingevity Corp. (a)	8,200	577,608
Minerals Technologies, Inc.	24,100	1,463,352
NewMarket Corp.	1,700	528,887
Tredegar Corp.	103,530	1,058,077
Trinseo PLC	101,350	2,301,658
		13,056,843
Containers & Packaging — 0.45%
Myers Industries, Inc.	63,900	1,420,497
TriMas Corp.	44,600	1,237,204
		2,657,701
Metals & Mining — 1.16%
Arconic Corp. (a)	55,400	1,172,264
Constellium SE (a)	115,000	1,360,450
Kaiser Aluminum Corp.	26,167	1,987,645
Olympic Steel, Inc.	18,100	607,798
Ryerson Holding Corp.	40,000	1,210,400
Worthington Industries, Inc.	11,050	549,296
		6,887,853
Paper & Forest Products — 0.63%
Louisiana-Pacific Corp.	37,700	2,231,840
Mercer International, Inc.	130,650	1,520,766
		3,752,606
TOTAL MATERIALS		26,355,003
	Shares Held	Value
REAL ESTATE — 3.68% Equity Real Estate Investment Trusts — 1.70%
Alexander's, Inc.	9,700	$2,134,582
Braemar Hotels & Resorts, Inc.	344,900	1,417,539
Empire State Realty Trust, Inc.	345,100	2,325,974
Park Hotels & Resorts, Inc.	182,800	2,155,212
Pebblebrook Hotel Trust	152,900	2,047,331
		10,080,638
Real Estate Management & Development — 1.98%
Cushman & Wakefield PLC (a)	207,600	2,586,696
Douglas Elliman, Inc.	107,000	435,490
Marcus & Millichap, Inc.	64,900	2,235,805
RE/MAX Holdings, Inc.	123,000	2,292,720
The RMR Group, Inc.	61,200	1,728,900
Seritage Growth Properties (a) (l)	208,648	2,468,306
		11,747,917
TOTAL REAL ESTATE		21,828,555
UTILITIES — 5.32% Electric Utilities — 2.05%
ALLETE, Inc.	36,076	2,327,263
Hawaiian Electric Industries, Inc.	65,600	2,745,360
Otter Tail Corp.	37,240	2,186,360
PNM Resources, Inc.	47,602	2,322,502
Portland General Electric Company	52,800	2,587,200
		12,168,685
Gas Utilities — 2.03%
Northwest Natural Holding Company	50,300	2,393,777
ONE Gas, Inc.	31,400	2,377,608
South Jersey Industries, Inc.	72,344	2,570,382
Southwest Gas Holdings, Inc.	36,600	2,264,808
Spire, Inc.	35,373	2,435,785
		12,042,360
Multi-Utilities — 1.24%
Avista Corp.	54,861	2,432,537
Black Hills Corp.	35,200	2,475,968
NorthWestern Corp.	41,100	2,438,874
		7,347,379
TOTAL UTILITIES		31,558,424
Total common stocks (Cost $560,612,079)		584,442,255
Total long-term investments (Cost $560,612,079)		584,442,255

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

COLLATERAL FOR SECURITIES ON LOAN — 0.49%	Shares Held	Value
Money Market Funds — 0.49%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 4.22%^	2,938,120	$2,938,120
Total collateral for securities on loan (Cost $2,938,120)		2,938,120
SHORT-TERM INVESTMENTS — 0.96%	Principal Amount
Time Deposits — 0.96%
Royal Bank of Canada, 3.69%, 01/03/2023*	$5,679,863	5,679,863
Total short-term investments (Cost $5,679,863)		5,679,863
Total investments — 100.01% (Cost $569,230,062)		593,060,238
Liabilities in excess of other assets — (0.01)%		(57,006)
Net assets — 100.00%		$593,003,232

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $2,862,054. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Global Value Fund (Unaudited)

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
General Electric Company	5.12%
F5, Inc.	4.01%
Oracle Corp.	3.68%
American International Group, Inc.	3.64%
Microsoft Corp.	3.50%
Euronet Worldwide, Inc.	3.26%
Telefonaktiebolaget LM Ericsson	3.04%
Citigroup, Inc.	2.98%
Popular, Inc.	2.67%
FedEx Corp.	2.63%
COMMON STOCKS — 99.83%	Shares Held	Value
COMMUNICATION SERVICES — 8.29% Entertainment — 1.50%
Warner Bros. Discovery, Inc. (a)	52,650	$499,122
Interactive Media & Services — 2.52%
Alphabet, Inc. (a)	9,500	838,185
Media — 3.16%
Comcast Corp.	20,300	709,891
News Corp.	18,800	342,160
		1,052,051
Wireless Telecommunication Services — 1.11%
Vodafone Group PLC — ADR	36,572	370,109
TOTAL COMMUNICATION SERVICES		2,759,467
CONSUMER DISCRETIONARY — 7.81% Auto Components — 2.57%
Magna International, Inc.	15,211	854,554
Automobiles — 2.06%
General Motors Company	20,445	687,770
Hotels, Restaurants & Leisure — 3.18%
Accor SA (a) (v)	31,100	775,867
Booking Holdings, Inc. (a)	140	282,139
		1,058,006
TOTAL CONSUMER DISCRETIONARY		2,600,330
CONSUMER STAPLES — 1.25% Household Products — 1.25%
Henkel AG & Company KGaA (v)	6,500	417,719
TOTAL CONSUMER STAPLES		417,719
ENERGY — 11.26% Energy Equipment & Services — 2.62%
NOV, Inc.	41,769	872,554
	Shares Held	Value
Oil, Gas & Consumable Fuels — 8.64%
Cenovus Energy, Inc.	36,500	$708,165
Kosmos Energy Ltd. (a)	90,300	574,308
Marathon Oil Corp.	13,600	368,152
Ovintiv, Inc.	9,800	496,958
Suncor Energy, Inc.	23,000	729,579
		2,877,162
TOTAL ENERGY		3,749,716
FINANCIALS — 25.45% Banks — 15.75%
BNP Paribas SA (v)	12,156	692,150
Citigroup, Inc.	21,904	990,718
ING Groep NV (v)	39,956	486,709
Lloyds Banking Group PLC (v)	644,300	351,605
Popular, Inc.	13,400	888,688
Societe Generale SA (v)	9,993	250,660
UniCredit SpA (v)	55,600	788,937
Wells Fargo & Company	19,230	794,007
		5,243,474
Capital Markets — 3.59%
The Bank of New York Mellon Corp.	11,400	518,928
The Goldman Sachs Group, Inc.	1,968	675,772
		1,194,700
Insurance — 6.11%
American International Group, Inc.	19,169	1,212,247
Tokio Marine Holdings, Inc. (v)	38,500	822,452
		2,034,699
TOTAL FINANCIALS		8,472,873

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 5.36% Health Care Equipment & Supplies — 1.63%
Koninklijke Philips NV (v)	17,900	$269,345
Medtronic PLC	3,500	272,020
		541,365
Health Care Providers & Services — 3.73%
CVS Health Corp.	7,700	717,563
Elevance Health, Inc.	1,025	525,794
		1,243,357
TOTAL HEALTH CARE		1,784,722
INDUSTRIALS — 18.65% Aerospace & Defense — 4.38%
Airbus SE (v)	4,600	546,949
Babcock International Group PLC (a) (v)	123,600	422,712
BAE Systems PLC (v)	30,359	313,561
Safran SA (v)	1,400	175,355
		1,458,577
Air Freight & Logistics — 3.94%
FedEx Corp.	5,050	874,660
International Distributions Services PLC (v)	170,387	436,758
		1,311,418
Airlines — 0.98%
Qantas Airways Ltd. (a) (v)	80,900	327,460
Industrial Conglomerates — 5.12%
General Electric Company	20,334	1,703,786
Machinery — 2.85%
CNH Industrial NV	20,982	336,971
Cummins, Inc.	2,529	612,751
		949,722
Road & Rail — 1.38%
U-Haul Holding Company	8,315	457,159
TOTAL INDUSTRIALS		6,208,122
INFORMATION TECHNOLOGY — 21.76% Communications Equipment — 7.05%
F5, Inc. (a)	9,300	1,334,643
Telefonaktiebolaget LM Ericsson — ADR	173,272	1,011,909
		2,346,552
IT Services — 3.26%
Euronet Worldwide, Inc. (a)	11,500	1,085,370
Semiconductors & Semiconductor Equipment — 0.93%
Micron Technology, Inc.	6,200	309,876
	Shares Held		Value
Software — 9.79%
Microsoft Corp.		4,863	$1,166,245
Oracle Corp.		14,975	1,224,056
Workday, Inc. (a)		5,200	870,116
			3,260,417
Technology Hardware, Storage & Peripherals — 0.73%
Samsung Electronics Company Ltd. (v)		5,500	241,413
TOTAL INFORMATION TECHNOLOGY			7,243,628
Total common stocks (Cost $31,884,490)			33,236,577
Total long-term investments (Cost $31,884,490)			33,236,577
SHORT-TERM INVESTMENTS — 1.45%	Principal Amount
Time Deposits — 1.45%
Australia and New Zealand Banking Group Ltd., 3.69%, 01/03/2023*		$482,275	482,275
Citigroup, Inc., 1.10%, 01/02/2023*	EUR	7	7
Total short-term investments (Cost $482,282)			482,282
Total investments — 101.28% (Cost $32,366,772)			33,718,859
Liabilities in excess of other assets — (1.28)%			(427,506)
Net assets — 100.00%			$33,291,353

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $7,319,652, which represented 21.99% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Value Fund (Unaudited)

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
BNP Paribas SA	4.10%
Tokio Marine Holdings, Inc.	4.02%
Telefonaktiebolaget LM Ericsson	3.79%
Kosmos Energy Ltd.	3.46%
Airbus SE	3.46%
UniCredit SpA	3.46%
Accor SA	3.43%
ING Groep NV	3.10%
Medtronic PLC	3.01%
Samsung Electronics Company Ltd.	2.98%
COMMON STOCKS — 98.00%	Shares Held	Value
COMMUNICATION SERVICES — 2.73% Media — 1.13%
RTL Group SA (v)	770	$32,429
Wireless Telecommunication Services — 1.60%
Vodafone Group PLC (v)	45,246	45,822
TOTAL COMMUNICATION SERVICES		78,251
CONSUMER DISCRETIONARY — 7.94% Auto Components — 2.84%
Magna International, Inc.	1,452	81,573
Automobiles — 1.14%
Bayerische Motoren Werke AG (v)	386	32,575
Hotels, Restaurants & Leisure — 3.96%
Accor SA (a) (v)	3,940	98,293
Compass Group PLC (v)	660	15,241
		113,534
TOTAL CONSUMER DISCRETIONARY		227,682
CONSUMER STAPLES — 8.79% Beverages — 4.51%
Britvic PLC (v)	2,800	26,087
Coca-Cola Europacific Partners PLC	570	31,533
Heineken Holding NV (v)	927	71,592
		129,212
Food & Staples Retailing — 0.56%
Tesco PLC (v)	5,938	16,002
Household Products — 2.60%
Henkel AG & Company KGaA (v)	1,160	74,547
Personal Products — 1.12%
Unilever PLC (v)	638	32,211
TOTAL CONSUMER STAPLES		251,972
	Shares Held	Value
ENERGY — 16.64% Energy Equipment & Services — 4.71%
Expro Group Holdings NV (a)	1,559	$28,265
Schlumberger Ltd.	960	51,321
Subsea 7 SA (v)	4,800	55,582
		135,168
Oil, Gas & Consumable Fuels — 11.93%
Cenovus Energy, Inc.	3,970	77,026
Kosmos Energy Ltd. (a)	15,618	99,331
Shell PLC (v)	2,027	57,480
Suncor Energy, Inc.	2,370	75,178
TotalEnergies SE (v)	525	32,956
		341,971
TOTAL ENERGY		477,139
FINANCIALS — 30.39% Banks — 20.21%
ABN AMRO Bank NV (r) (v)	4,200	58,161
Barclays PLC (v)	23,317	44,368
BNP Paribas SA (v)	2,064	117,522
ING Groep NV (v)	7,307	89,008
Lloyds Banking Group PLC (v)	105,600	57,627
NatWest Group PLC (v)	10,214	32,575
Societe Generale SA (v)	3,241	81,296
UniCredit SpA (v)	6,990	99,184
		579,741
Capital Markets — 2.73%
Rothschild & Company (v)	1,960	78,292

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
Insurance — 7.45%
Enstar Group Ltd. (a)	299	$69,081
Tokio Marine Holdings, Inc. (v)	5,400	115,357
Zurich Insurance Group AG (v)	61	29,163
		213,601
TOTAL FINANCIALS		871,634
HEALTH CARE — 5.44% Health Care Equipment & Supplies — 4.36%
Koninklijke Philips NV (v)	2,577	38,777
Medtronic PLC	1,110	86,269
		125,046
Pharmaceuticals — 1.08%
Euroapi SA (a) (v)	5	74
GSK PLC (v)	1,047	18,096
Sanofi (v)	133	12,825
		30,995
TOTAL HEALTH CARE		156,041
INDUSTRIALS — 18.49% Aerospace & Defense — 9.42%
Airbus SE (v)	835	99,283
Babcock International Group PLC (a) (v)	16,000	54,720
BAE Systems PLC (v)	5,775	59,647
Safran SA (v)	450	56,364
		270,014
Air Freight & Logistics — 2.63%
International Distributions Services PLC (v)	29,429	75,436
Airlines — 2.02%
Qantas Airways Ltd. (a) (v)	14,300	57,882
Industrial Conglomerates — 1.92%
Siemens AG (v)	400	55,140
Machinery — 2.19%
CNH Industrial NV	3,493	56,098
Iveco Group NV (a) (v)	1,110	6,605
		62,703
Professional Services — 0.31%
Hudson Global, Inc. (a)	399	9,029
TOTAL INDUSTRIALS		530,204
INFORMATION TECHNOLOGY — 7.58% Communications Equipment — 3.79%
Telefonaktiebolaget LM Ericsson (v)	18,544	108,657
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.81%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	310	$23,092
Technology Hardware, Storage & Peripherals — 2.98%
Samsung Electronics Company Ltd. (v)	1,950	85,592
TOTAL INFORMATION TECHNOLOGY		217,341
Total common stocks (Cost $2,664,699)		2,810,264
Total long-term investments (Cost $2,664,699)		2,810,264
SHORT-TERM INVESTMENTS — 1.91%	Principal Amount
Time Deposits — 1.91%
Royal Bank of Canada, 3.69%, 01/03/2023*	$54,834	54,834
Total short-term investments (Cost $54,834)		54,834
Total investments — 99.91% (Cost $2,719,533)		2,865,098
Other assets in excess of liabilities — 0.09%		2,568
Net assets — 100.00%		$2,867,666

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $58,161, which represented 2.03% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,122,468, which represented 74.01% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
The First Bank of Toyama Ltd.	0.69%
Collector Bank AB	0.68%
Lancashire Holdings Ltd.	0.64%
Trigano SA	0.63%
Resurs Holding AB	0.61%
Rieter Holding AG	0.60%
ASAHI YUKIZAI Corp.	0.60%
Halfords Group PLC	0.59%
FUCHS PETROLUB SE	0.59%
GAM Holding AG	0.58%
COMMON STOCKS — 99.45%	Shares Held	Value
COMMUNICATION SERVICES — 1.68% Entertainment — 0.51%
GungHo Online Entertainment, Inc. (v)	1,900	$30,689
Media — 1.17%
APG SGA SA (v)	170	29,561
Atresmedia Corp. de Medios de Comunicacion SA (v)	6,000	20,498
ProSiebenSat.1 Media SE (v)	2,300	20,401
		70,460
TOTAL COMMUNICATION SERVICES		101,149
CONSUMER DISCRETIONARY — 10.87% Auto Components — 2.77%
AKWEL	700	13,038
Bulten AB (v)	2,000	11,410
Cie Plastic Omnium SA (v)	700	10,173
Exco Technologies Ltd.	2,100	11,942
Feintool International Holding AG (v)	500	10,912
G-Tekt Corp. (v)	3,000	32,687
Pirelli & C SpA (r) (v)	4,500	19,289
Toyota Boshoku Corp. (v)	2,100	27,872
TS Tech Company Ltd. (v)	2,600	29,736
		167,059
Automobiles — 1.10%
Kabe Group AB (v)	500	9,312
Mitsubishi Motors Corp. (a) (v)	4,900	18,608
Trigano SA (v)	280	38,225
		66,145
Distributors — 0.34%
Inchcape PLC (v)	2,100	20,734
Diversified Consumer Services — 0.19%
Anexo Group PLC	8,700	11,096
	Shares Held	Value
Household Durables — 1.51%
Bonava AB (v)	4,300	$12,172
Crest Nicholson Holdings PLC (v)	4,900	13,950
Fleetwood Ltd. (v)	9,900	9,594
Kaufman & Broad SA (v)	500	14,695
MJ Gleeson PLC (v)	2,400	9,907
Nobia AB (v)	8,800	17,951
Redrow PLC (v)	2,300	12,604
		90,873
Leisure Products — 2.32%
Fountaine Pajot SA	100	12,160
Furyu Corp. (v)	3,400	27,994
Harvia Oyj (v)	1,200	22,762
Kawai Musical Instruments Manufacturing Company Ltd. (v)	1,500	29,586
ME Group International PLC	11,000	15,293
Mizuno Corp. (v)	1,500	32,119
		139,914
Specialty Retail — 2.24%
Beter Bed Holding NV (v)	2,500	7,589
City Chic Collective Ltd. (a) (v)	20,200	6,503
Clas Ohlson AB (v)	1,600	11,039
Halfords Group PLC (v)	14,200	35,714
Leon's Furniture Ltd.	900	11,426
Matas A/S (v)	1,100	11,013
Michael Hill International Ltd. (v)	15,800	11,747
Shaver Shop Group Ltd. (v)	16,200	12,789
Super Retail Group Ltd. (v)	1,700	12,339
Vertu Motors PLC (v)	22,900	14,801
		134,960

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Textiles, Apparel & Luxury Goods — 0.40%
Mavi Giyim Sanayi Ve Ticaret AS (r) (v)	3,400	$24,049
TOTAL CONSUMER DISCRETIONARY		654,830
CONSUMER STAPLES — 5.18% Beverages — 0.76%
Britvic PLC (v)	3,200	29,814
Corby Spirit and Wine Ltd.	1,300	15,717
		45,531
Food & Staples Retailing — 0.34%
Marks & Spencer Group PLC (a) (v)	13,800	20,359
Food Products — 3.89%
Austevoll Seafood ASA (v)	2,400	21,646
Ebara Foods Industry, Inc. (v)	1,200	27,646
Greencore Group PLC (a)	14,200	11,013
Itoham Yonekyu Holdings, Inc. (v)	5,800	30,777
Lassonde Industries, Inc. (Acquired 05/11/2022 — 07/12/2022, Cost $18,109) (m)	180	14,794
Newlat Food SpA (a) (v)	1,900	8,846
Nitto Fuji Flour Milling Company Ltd. (v)	400	13,464
Premier Foods PLC	24,300	31,904
S Foods, Inc. (v)	900	20,261
Savencia SA	500	31,257
Schouw & Company A/S (v)	160	12,046
Wynnstay Group PLC (v)	1,500	10,827
		234,481
Personal Products — 0.19%
Shinnihonseiyaku Company Ltd. (v)	1,100	11,505
TOTAL CONSUMER STAPLES		311,876
ENERGY — 6.57% Energy Equipment & Services — 2.23%
Expro Group Holdings NV (a)	1,633	29,606
Schoeller-Bleckmann Oilfield Equipment AG (v)	330	20,692
Subsea 7 SA (v)	2,800	32,424
Technip Energies NV (v)	1,260	19,809
TechnipFMC PLC (a)	2,600	31,694
		134,225
Oil, Gas & Consumable Fuels — 4.34%
Birchcliff Energy Ltd.	3,500	24,376
Capricorn Energy PLC (a)	9,661	30,577
Cardinal Energy Ltd. (Acquired 05/04/2021 — 05/11/2022, Cost $13,685) (m)	4,300	24,199
Crescent Point Energy Corp.	3,600	25,684
Koninklijke Vopak NV (v)	550	16,360
Kosmos Energy Ltd. (a)	4,200	26,712
	Shares Held	Value
Pantheon Resources PLC (a) (v)	15,500	$7,933
Pilipinas Shell Petroleum Corp.	34,700	10,523
Tamarack Valley Energy Ltd.	8,700	28,656
Tullow Oil PLC (a) (v)	62,800	28,099
Vermilion Energy, Inc.	1,200	21,244
Viva Energy Group Ltd. (r) (v)	9,100	16,845
		261,208
TOTAL ENERGY		395,433
FINANCIALS — 27.41% Banks — 10.53%
Aozora Bank Ltd. (v)	900	17,689
The Awa Bank Ltd. (v)	1,300	21,008
Bank Danamon Indonesia Tbk PT (v)	128,100	22,447
The Bank of East Asia Ltd. (v)	24,800	29,980
Basellandschaftliche Kantonalbank	12	11,810
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	1,400	26,190
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	160	11,646
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France	380	27,302
Caisse Regionale de Credit Agricole Mutuel d'Ille-et-Vilaine	110	5,664
Caisse Regionale de Credit Agricole Mutuel Nord de France	1,700	30,060
Caisse Regionale de Credit Agricole Mutuel Toulouse 31	180	13,584
Canadian Western Bank	1,000	17,770
Collector Bank AB (a) (v)	11,200	41,201
Dah Sing Financial Holdings Ltd. (v)	12,400	28,639
The First Bank of Toyama Ltd. (v)	9,300	41,324
The Hachijuni Bank Ltd. (v)	4,900	20,355
Iyogin Holdings, Inc. (v)	3,400	18,412
Komplett Bank ASA (a)	11,000	5,390
mBank SA (a) (v)	330	22,364
Raiffeisen Bank International AG (a) (v)	2,100	34,243
Santander Bank Polska SA (v)	530	31,553
Seven Bank Ltd. (v)	6,200	12,362
Sparebank 1 Oestlandet (v)	1,400	17,260
Sparebanken More	3,900	33,602
Sparebanken Vest (v)	3,300	31,151
Sparekassen Sjaelland-Fyn A/S (v)	500	13,933
Suruga Bank Ltd. (v)	10,500	33,693
TOMONY Holdings, Inc. (v)	4,900	13,744
		634,376

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Capital Markets — 5.84%
ABG Sundal Collier Holding ASA	30,600	$17,585
AGF Management Ltd.	5,900	30,807
Anima Holding SpA (r) (v)	5,300	21,217
AURELIUS Equity Opportunities SE & Company KGaA (v)	1,300	25,347
Azimut Holding SpA (v)	1,100	24,614
Bright Smart Securities & Commodities Group Ltd. (v)	70,000	17,346
Canaccord Genuity Group, Inc.	3,100	19,209
CI Financial Corp.	1,600	15,965
Deutsche Beteiligungs AG (v)	700	20,870
GAM Holding AG (a)	34,400	34,971
HS Holdings Company Ltd. (v)	3,600	32,975
Jupiter Fund Management PLC (v)	18,950	30,419
Numis Corp. PLC	13,100	30,249
Rothschild & Company (v)	760	30,358
		351,932
Consumer Finance — 1.36%
Gruppo MutuiOnline SpA (v)	500	14,097
Hoist Finance AB (a) (r) (v)	10,900	30,840
Resurs Holding AB (r) (v)	15,400	36,817
		81,754
Diversified Financial Services — 2.80%
Banca IFIS SpA (v)	2,400	34,164
Banca Mediolanum SpA (v)	1,500	12,499
BFF Bank SpA (r) (v)	1,600	12,694
Burford Capital Ltd. (v)	3,500	28,087
Financial Products Group Company Ltd. (v)	3,400	28,588
GRENKE AG (v)	500	10,443
Plus500 Ltd. (v)	1,400	30,396
Tokyo Century Corp. (v)	350	11,798
		168,669
Insurance — 5.89%
Anicom Holdings, Inc. (v)	4,100	17,982
Clal Insurance Enterprises Holdings Ltd. (a) (v)	900	15,144
Coface SA (v)	2,500	32,459
Direct Line Insurance Group PLC (v)	11,900	31,718
FBD Holdings PLC	1,100	13,011
Grupo Catalana Occidente SA (v)	1,000	31,597
Hiscox Ltd. (v)	1,100	14,503
IDI Insurance Company Ltd. (v)	400	8,639
Just Group PLC (v)	15,600	15,430
Lancashire Holdings Ltd. (v)	4,900	38,529
The Phoenix Holdings Ltd. (v)	1,100	11,733
	Shares Held	Value
Protector Forsikring ASA (v)	1,400	$17,915
SCOR SE (v)	800	18,433
Unipol Gruppo SpA (v)	6,800	33,108
UNIQA Insurance Group AG (v)	1,700	12,707
Vienna Insurance Group AG Wiener Versicherung Gruppe (v)	1,200	28,678
Wuestenrot & Wuerttembergische AG (v)	800	13,200
		354,786
Thrifts & Mortgage Finance — 0.99%
Asax Company Ltd. (v)	2,700	12,186
EQB, Inc.	370	15,502
Home Capital Group, Inc.	500	15,724
MCAN Mortgage Corp.	1,500	16,618
		60,030
TOTAL FINANCIALS		1,651,547
HEALTH CARE — 2.73% Health Care Equipment & Supplies — 0.56%
Elekta AB (v)	2,900	17,493
Guerbet (v)	900	16,349
		33,842
Health Care Providers & Services — 1.49%
Estia Health Ltd. (v)	21,100	29,599
FALCO HOLDINGS Company Ltd. (v)	2,300	30,661
Regis Healthcare Ltd.	23,100	29,646
		89,906
Health Care Technology — 0.23%
GPI SpA	900	13,931
Pharmaceuticals — 0.45%
Eco Animal Health Group PLC (a)	7,700	9,402
Tsumura & Company (v)	800	17,545
		26,947
TOTAL HEALTH CARE		164,626
INDUSTRIALS — 20.90% Aerospace & Defense — 0.46%
Babcock International Group PLC (a) (v)	8,100	27,702
Air Freight & Logistics — 1.46%
bpost SA (v)	3,000	15,424
International Distributions Services PLC (v)	12,000	30,760
Oesterreichische Post AG (v)	400	12,593
PostNL NV (v)	6,526	11,900
Wincanton PLC (v)	4,300	17,489
		88,166
Building Products — 1.02%
Deceuninck NV (v)	5,400	14,170
Inwido AB (v)	2,000	21,281

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Norcros PLC (v)	5,300	$11,554
Uponor Oyj (v)	800	14,227
		61,232
Commercial Services & Supplies — 1.36%
Downer EDI Ltd. (v)	9,100	22,869
ISS A/S (a) (v)	900	19,050
Loomis AB (v)	400	10,964
Okamura Corp. (v)	1,700	18,229
SG Fleet Group Ltd. (v)	8,700	10,782
		81,894
Construction & Engineering — 3.73%
Aecon Group, Inc.	1,500	10,092
Bird Construction, Inc.	2,530	15,173
CTI Engineering Company Ltd. (v)	800	19,440
Dai-Dan Company Ltd. (v)	1,100	18,278
Fukuda Corp. (v)	500	16,887
Hazama Ando Corp. (v)	2,800	17,871
HOCHTIEF AG (v)	330	18,535
JDC Corp. (v)	4,000	17,373
Kumagai Gumi Company Ltd. (v)	900	17,927
Kyudenko Corp. (v)	500	12,368
NCC AB (v)	1,400	13,082
Strabag SE (v)	300	12,561
Tobishima Corp. (v)	2,200	16,819
Yurtec Corp. (v)	3,300	18,358
		224,764
Electrical Equipment — 0.69%
Innovatec SpA (a) (v)	6,300	11,334
Nitto Kogyo Corp. (v)	1,000	17,867
Phoenix Mecano AG (v)	34	12,132
		41,333
Industrial Conglomerates — 0.52%
Chargeurs SA (v)	2,100	31,645
Machinery — 7.93%
Aalberts NV (v)	500	19,477
ANDRITZ AG (v)	360	20,607
Bucher Industries AG (v)	50	20,866
Danieli & C Officine Meccaniche SpA (v)	2,000	30,679
Duerr AG (v)	840	28,142
Frencken Group Ltd. (v)	28,500	20,140
Husqvarna AB (v)	2,800	19,666
Iveco Group NV (a) (v)	5,100	30,345
Konecranes Oyj (v)	700	21,580
Morita Holdings Corp. (v)	3,100	27,243
Norma Group SE (v)	1,100	19,875
	Shares Held	Value
Picanol (v)	170	$14,449
Rieter Holding AG (v)	320	36,200
Semperit AG Holding (v)	600	12,711
SFS Group AG (v)	180	17,031
Sulzer AG (v)	410	31,894
Takeuchi Manufacturing Company Ltd. (v)	1,400	30,739
Takuma Company Ltd. (v)	1,900	17,708
Tocalo Company Ltd. (v)	3,400	29,512
Tsugami Corp. (v)	3,300	28,917
		477,781
Professional Services — 2.06%
Bertrandt AG (v)	560	23,878
Groupe Crit (v)	440	28,746
Hito Communications Holdings, Inc. (v)	1,500	17,190
McMillan Shakespeare Ltd. (v)	1,200	10,963
PeopleIN Ltd. (v)	14,200	30,585
SThree PLC	2,600	12,667
		124,029
Road & Rail — 0.64%
Redde Northgate PLC (v)	4,500	22,386
Sixt SE (v)	180	16,479
		38,865
Trading Companies & Distributors — 1.03%
Howden Joinery Group PLC (v)	2,900	19,582
Russel Metals, Inc.	620	13,178
Wajax Corp.	2,000	29,144
		61,904
TOTAL INDUSTRIALS		1,259,315
INFORMATION TECHNOLOGY — 9.30% Communications Equipment — 0.51%
Evertz Technologies Ltd.	2,000	18,863
EVS Broadcast Equipment SA (v)	500	11,933
		30,796
Electronic Equipment, Instruments & Components — 3.43%
Alps Alpine Company Ltd. (v)	3,600	32,540
Celestica, Inc. (a)	1,100	12,397
Daitron Company Ltd. (v)	1,900	32,800
Elematec Corp. (v)	1,800	21,066
Esprinet SpA (v)	2,600	18,772
Horiba Ltd. (v)	700	30,347
Japan Aviation Electronics Industry Ltd. (v)	1,900	30,309
V Technology Company Ltd. (v)	1,500	28,564
		206,795
IT Services — 1.35%
Global Dominion Access SA (r) (v)	4,600	17,709

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
KNOW IT AB (v)	1,400	$27,353
Ordina NV (v)	4,400	18,290
Sopra Steria Group SACA (v)	120	18,168
		81,520
Semiconductors & Semiconductor Equipment — 2.99%
AEM Holdings Ltd. (v)	4,800	12,273
Kulicke & Soffa Industries, Inc.	700	30,982
SCREEN Holdings Company Ltd. (v)	500	31,884
Siltronic AG (v)	460	33,461
Tokyo Seimitsu Company Ltd. (v)	900	29,077
u-blox Holding AG (v)	240	28,649
UMS Holdings Ltd. (v)	15,625	13,764
		180,090
Software — 1.02%
Infomedia Ltd. (v)	20,500	16,721
Silverlake Axis Ltd. (v)	117,500	31,617
System Research Company Ltd. (v)	800	12,868
		61,206
TOTAL INFORMATION TECHNOLOGY		560,407
MATERIALS — 10.91% Chemicals — 5.58%
ASAHI YUKIZAI Corp. (v)	1,700	35,980
C Uyemura & Company Ltd. (v)	400	18,447
Dai Nippon Toryo Company Ltd. (v)	5,500	31,357
FUCHS PETROLUB SE (v)	1,200	35,604
Fuso Chemical Company Ltd. (v)	1,200	30,775
Hodogaya Chemical Company Ltd. (v)	1,400	29,802
Kanto Denka Kogyo Company Ltd. (v)	4,200	29,307
Nihon Parkerizing Company Ltd. (v)	4,100	29,066
Nippon Pillar Packing Company Ltd. (v)	1,000	20,642
Orion Engineered Carbons SA	1,100	19,591
Toagosei Company Ltd. (v)	2,000	16,788
Yushiro Chemical Industry Company Ltd. (v)	1,500	8,939
Zeon Corp. (v)	3,000	30,188
		336,486
Construction Materials — 2.24%
Adbri Ltd. (v)	12,000	13,493
Buzzi Unicem SpA (v)	1,000	19,270
Cementir Holding NV (v)	4,800	31,531
CSR Ltd. (v)	5,600	17,908
Forterra PLC (r)	10,700	24,138
H+H International A/S (a) (v)	1,900	28,461
		134,801
	Shares Held	Value
Containers & Packaging — 0.66%
Fuji Seal International, Inc. (v)	1,400	$17,871
Mayr Melnhof Karton AG (v)	80	12,924
Takemoto Yohki Company Ltd. (v)	1,600	8,975
		39,770
Metals & Mining — 1.14%
Bekaert SA (v)	400	15,544
Grange Resources Ltd. (v)	21,000	12,045
Macmahon Holdings Ltd. (v)	123,800	12,200
Rana Gruber ASA (v)	2,600	13,518
Regis Resources Ltd. (v)	10,800	15,200
		68,507
Paper & Forest Products — 1.29%
Arctic Paper SA (v)	4,000	17,937
Canfor Corp. (a)	700	11,017
Miquel y Costas & Miquel SA	1,000	12,524
Rottneros AB	11,500	13,467
Stella-Jones, Inc. (Acquired 05/11/2022, Cost $9,524) (m)	360	12,900
Western Forest Products, Inc.	11,700	10,024
		77,869
TOTAL MATERIALS		657,433
REAL ESTATE — 1.83% Equity Real Estate Investment Trusts — 0.65%
SmartCentres Real Estate Investment Trust	1,400	27,690
Target Healthcare REIT PLC	12,000	11,635
		39,325
Real Estate Management & Development — 1.18%
Airport City Ltd. (a) (v)	1,600	25,622
Great Eagle Holdings Ltd. (v)	13,000	28,538
Nisshin Group Holdings Company Ltd. (v)	5,200	16,936
		71,096
TOTAL REAL ESTATE		110,421
UTILITIES — 2.07% Electric Utilities — 0.41%
Elmera Group ASA (r) (v)	7,300	11,941
EVN AG (v)	700	12,658
		24,599
Gas Utilities — 0.83%
Hiroshima Gas Company Ltd. (v)	7,200	18,825
Italgas SpA (v)	5,600	31,093
		49,918

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held		Value
Multi-Utilities — 0.83%
ACEA SpA (v)		1,400	$19,349
Centrica PLC (v)		26,470	30,786
			50,135
TOTAL UTILITIES			124,652
Total common stocks (Cost $5,704,110)			5,991,689
Total long-term investments (Cost $5,704,110)			5,991,689
SHORT-TERM INVESTMENTS — 0.74%	Principal Amount
Time Deposits — 0.74%
Citigroup, Inc., 1.10%, 01/02/2023*	EUR	9	9
Royal Bank of Canada, 3.69%, 01/03/2023*		$44,578	44,578
Total short-term investments (Cost $44,586)			44,587
Total investments — 100.19% (Cost $5,748,696)			6,036,276
Liabilities in excess of other assets — (0.19)%			(11,218)
Net assets — 100.00%			$6,025,058

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $51,893, which represented 0.86% of net assets.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $215,539, which represented 3.58% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $4,827,658, which represented 80.13% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
General Electric Company	9.85%
F5, Inc.	8.24%
Microsoft Corp.	7.76%
Wells Fargo & Company	4.05%
Stagwell, Inc.	3.49%
Telefonaktiebolaget LM Ericsson	3.27%
Rothschild & Company	3.06%
Shell PLC	2.81%
Kosmos Energy Ltd.	2.73%
Hess Corp.	2.73%

* Excluding short-term securities

COMMON STOCKS — 95.58%	Shares Held	Value
COMMUNICATION SERVICES — 7.70% Entertainment — 0.66%
Warner Bros. Discovery, Inc. (a)	328,500	$3,114,180
Interactive Media & Services — 1.75%
Alphabet, Inc. (a)	94,300	8,320,089
Media — 5.29%
Comcast Corp.	146,800	5,133,596
News Corp.	65,000	1,183,000
Paramount Global (l)	132,500	2,236,600
Stagwell, Inc. (a)	2,667,610	16,565,858
		25,119,054
TOTAL COMMUNICATION SERVICES		36,553,323
CONSUMER DISCRETIONARY — 4.21% Automobiles — 2.15%
General Motors Company	303,500	10,209,740
Hotels, Restaurants & Leisure — 1.71%
Accor SA (a) (v)	324,300	8,090,471
Internet & Catalog Retail — 0.35%
Redbubble Ltd. (a) (v)	4,782,949	1,680,423
TOTAL CONSUMER DISCRETIONARY		19,980,634
ENERGY — 16.22% Energy Equipment & Services — 0.69%
Expro Group Holdings NV (a)	165,700	3,004,141
McDermott International Ltd. (a)	832,402	266,369
		3,270,510
Oil, Gas & Consumable Fuels — 15.53%
APA Corp.	117,400	5,480,232
Berry Corp.	1,082,800	8,662,400
Hess Corp.	91,300	12,948,166
Kosmos Energy Ltd. (a)	2,036,500	12,952,140
Murphy Oil Corp.	258,800	11,130,988
	Shares Held	Value
Range Resources Corp.	370,400	$9,267,408
Shell PLC — ADR	233,900	13,320,605
		73,761,939
TOTAL ENERGY		77,032,449
FINANCIALS — 16.70% Banks — 7.04%
Citigroup, Inc.	106,900	4,835,087
Popular, Inc.	140,700	9,331,224
Wells Fargo & Company	466,200	19,249,398
		33,415,709
Capital Markets — 6.71%
The Goldman Sachs Group, Inc.	15,700	5,391,066
Rothschild & Company (v)	363,500	14,520,016
State Street Corp.	153,800	11,930,266
		31,841,348
Consumer Finance — 2.45%
SLM Corp.	700,500	11,628,300
Insurance — 0.50%
Global Indemnity Group LLC	102,500	2,389,275
TOTAL FINANCIALS		79,274,632
HEALTH CARE — 2.02% Health Care Equipment & Supplies — 2.02%
Medtronic PLC	123,300	9,582,876
TOTAL HEALTH CARE		9,582,876
INDUSTRIALS — 16.33% Aerospace & Defense — 0.47%
Babcock International Group PLC (a) (v)	649,900	2,222,657
Air Freight & Logistics — 1.77%
International Distributions Services PLC (v)	3,271,400	8,385,674
Construction & Engineering — 1.56%
Fluor Corp. (a)	213,900	7,413,774

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
Industrial Conglomerates — 9.85%
General Electric Company	558,500	$46,796,715
Road & Rail — 2.68%
U-Haul Holding Company	231,100	12,705,878
TOTAL INDUSTRIALS		77,524,698
INFORMATION TECHNOLOGY — 27.52% Communications Equipment — 11.51%
F5, Inc. (a)	272,700	39,135,177
Telefonaktiebolaget LM Ericsson — ADR	2,658,500	15,525,640
		54,660,817
Electronic Equipment, Instruments & Components — 2.01%
Arrow Electronics, Inc. (a)	91,100	9,526,327
IT Services — 0.56%
Euronet Worldwide, Inc. (a)	28,100	2,652,078
Semiconductors & Semiconductor Equipment — 0.32%
Micron Technology, Inc.	30,700	1,534,386
Software — 13.12%
Microsoft Corp.	153,700	36,860,334
Oracle Corp.	154,000	12,587,960
Workday, Inc. (a)	76,900	12,867,677
		62,315,971
TOTAL INFORMATION TECHNOLOGY		130,689,579
MATERIALS — 3.27% Chemicals — 3.14%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	10,005,753
Olin Corp.	61,400	3,250,516
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)	24,058	1,647,973
		14,904,242
Metals & Mining — 0.13%
Metals Recovery Holdings LLC (Acquired 07/24/2014 — 12/10/2019, Cost $7,177,869) (a) (f) (i) (m) (u)	7,042	603,525
TOTAL MATERIALS		15,507,767
REAL ESTATE — 1.61% Real Estate Management & Development — 1.61%
Seritage Growth Properties (a) (l)	648,000	7,665,840
TOTAL REAL ESTATE		7,665,840
Total common stocks (Cost $451,646,432)		453,811,798
PREFERRED STOCKS — 0.09%	Shares Held	Value
FINANCIALS — 0.09% Thrifts & Mortgage Finance — 0.09%
Federal Home Loan Mortgage Corp. — Series K (a)	33,300	$86,913
Federal Home Loan Mortgage Corp. — Series N (a) (i)	116,400	291,000
Federal Home Loan Mortgage Corp. — Series S (a)	18,400	48,760
TOTAL FINANCIALS		426,673
Total preferred stocks (Cost $268,508)		426,673
TERM LOANS — 0.77%	Principal Amount
ENERGY — 0.21% Energy Equipment & Services — 0.21%
Lealand Finance Company BV 7.384% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)	$442,883	287,874
5.384% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 12/30/2022, Cost $1,479,028) (b) (m) (p)	1,394,351	748,466
TOTAL ENERGY		1,036,340
MATERIALS — 0.56% Chemicals — 0.56%
Iracore International Holdings, Inc. 13.750% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)	2,649,013	2,649,013
TOTAL MATERIALS		2,649,013
Total term loans (Cost $4,570,924)		3,685,353

PURCHASED PUT OPTIONS — 1.27%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 1.27% Automobiles — 1.27%
Tesla, Inc. (a) Expiration: June 2024, Exercise Price: $333.33	285	$3,510,630	6,017,490
TOTAL CONSUMER DISCRETIONARY			6,017,490
Total purchased put options (Cost $4,183,448)			6,017,490
Total long-term investments (Cost $460,669,312)			463,941,314

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

COLLATERAL FOR SECURITIES ON LOAN — 1.27%	Shares Held		Value
Money Market Funds — 1.27%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 4.22%^		6,041,885	$6,041,885
Total collateral for securities on loan (Cost $6,041,885)			6,041,885
SHORT-TERM INVESTMENTS — 2.64%	Principal Amount
Time Deposits — 2.64%
Australia and New Zealand Banking Group Ltd., 2.30%, 01/03/2023*	GBP	1	1
Banco Bilbao Vizcaya Argentaria SA, 3.69%, 01/03/2023*		$12,538,334	12,538,334
Citigroup, Inc., 1.10%, 01/02/2023*	EUR	3	4
Total short-term investments (Cost $12,538,339)			12,538,339
Total investments — 101.62% (Cost $479,249,536)			482,521,538
Liabilities in excess of other assets — (1.62)%			(7,706,956)
Net assets — 100.00%			$474,814,582

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2022.

(f) — Security was fair valued by the Advisor pursuant to the Board's designation of the Advisor as valuation designee with respect to the Fund's portfolio investments. The total market value of these securities was $13,258,291, which represented 2.79% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $15,197,264, which represented 3.20% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $5,875,433. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $15,942,604, which represented 3.36% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $34,899,241, which represented 7.35% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers*	Percent of net assets
Boardriders, Inc.	1.76%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.66%
Carnival Corp.	1.59%
Metals Recovery Holdings LLC	1.32%
General Electric Company	1.24%
RA Parent, Inc.	1.22%
Iracore Holdings Corp. (includes Iracore International Holdings, Inc. and Iracore Investments Holdings, Inc.)	1.16%
Mativ Holdings, Inc.	1.12%
Tenet Healthcare Corp.	0.98%
Virgin Media Secured Finance PLC	0.96%

* Excluding investment companies and short-term securities

CORPORATE BONDS — 79.94%	Principal Amount	Value
Advertising — 0.41%
Stagwell Global LLC 5.625%, 08/15/2029 (r)	$3,755,000	$3,103,339
Aerospace/Defense — 1.83%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	4,657,000	3,814,456
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	3,598,000	3,563,135
9.375%, 11/30/2029 (r)	2,185,000	2,302,881
TransDigm, Inc. 6.250%, 03/15/2026 (r)	4,090,000	4,042,515
		13,722,987
Auto Parts & Equipment — 1.75%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	5,367,000	5,004,406
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	4,842,000	4,324,753
The Goodyear Tire & Rubber Company 5.250%, 04/30/2031	4,590,000	3,817,022
		13,146,181
Automakers — 0.49%
Ford Motor Company 5.291%, 12/08/2046	4,796,000	3,665,869
Banking — 0.71%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	3,491,000	3,385,348
Credit Suisse Group AG 7.500% (Fixed until 12/10/2023, then 5 Year Swap Rate USD + 4.598%), Perpetual (b) (r)	905,000	792,780
	Principal Amount	Value
ING Groep NV 6.500% (Fixed until 04/15/2025, then 5 Year Swap Rate USD + 4.446%), Perpetual (b)	$1,265,000	$1,198,952
		5,377,080
Building & Construction — 2.69%
Ashton Woods USA LLC / Ashton Woods Finance Company 4.625%, 08/01/2029 (r)	5,969,000	4,788,933
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 4.875%, 02/15/2030 (r)	4,682,000	3,658,058
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	4,671,000	4,207,290
Tri Pointe Homes, Inc. 5.250%, 06/01/2027	3,866,000	3,457,499
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	4,853,000	4,086,423
		20,198,203
Building Materials — 2.96%
Arcosa, Inc. 4.375%, 04/15/2029 (r)	4,847,000	4,209,404
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (r)	4,451,000	3,700,116
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (r)	3,563,000	2,683,736
PGT Innovations, Inc. 4.375%, 10/01/2029 (r)	4,741,000	3,975,412
Standard Industries, Inc. 4.375%, 07/15/2030 (r)	6,010,000	4,910,228

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	$2,740,000	$2,781,700
		22,260,596
Cable & Satellite TV — 5.85%
Block Communications, Inc. 4.875%, 03/01/2028 (r)	4,766,000	4,165,865
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	5,837,000	5,291,386
4.750%, 02/01/2032 (r)	8,820,000	7,168,411
CSC Holdings LLC 5.750%, 01/15/2030 (r)	10,602,000	6,002,800
DISH DBS Corp. 5.750%, 12/01/2028 (r)	4,129,000	3,303,200
DISH Network Corp. 11.750%, 11/15/2027 (r)	1,967,000	2,028,272
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	4,800,000	4,368,000
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	8,063,000	7,241,098
Ziggo BV 4.875%, 01/15/2030 (r)	5,214,000	4,371,574
		43,940,606
Chemicals — 4.39%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	4,317,000	3,997,326
Diamond BC BV 4.625%, 10/01/2029 (r)	4,790,000	3,850,202
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,991,000	2,509,005
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (r)	5,318,000	4,400,173
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028 (r)	3,764,000	3,236,832
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/2026 (r)	4,977,000	4,224,229
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, 04/01/2029 (r)	6,016,000	3,904,504
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	1,991,000	1,891,589
WR Grace Holdings LLC 5.625%, 08/15/2029 (r)	6,150,000	4,980,085
		32,993,945
Consumer — Products — 0.48%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	3,877,000	3,630,186
Consumer/Commercial/Lease Financing — 0.33%
Rent-A-Center, Inc. 6.375%, 02/15/2029 (r)	3,031,000	2,455,863
	Principal Amount	Value
Diversified Capital Goods — 3.08%
General Electric Company 8.099% (3 Month LIBOR USD + 3.330%), Perpetual (b)	$9,471,000	$9,340,229
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (r)	1,200,000	1,159,896
Patrick Industries, Inc. 4.750%, 05/01/2029 (r)	5,586,000	4,643,642
Railworks Holdings LP / Railworks Rally, Inc. 8.250%, 11/15/2028 (r)	3,227,000	2,989,170
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (r)	5,615,000	4,995,104
		23,128,041
Electric — Generation — 0.48%
Calpine Corp. 3.750%, 03/01/2031 (r)	4,433,000	3,575,019
Electric — Integrated — 0.61%
PG&E Corp. 5.250%, 07/01/2030	5,065,000	4,616,925
Electronics — 0.52%
Coherent Corp. 5.000%, 12/15/2029 (r)	4,525,000	3,908,378
Energy — Exploration & Production — 4.23%
California Resources Corp. 7.125%, 02/01/2026 (r)	3,349,000	3,222,475
Callon Petroleum Company 6.375%, 07/01/2026	3,721,000	3,474,022
Chesapeake Energy Corp. 6.750%, 04/15/2029 (r)	2,437,000	2,375,953
Civitas Resources, Inc. 5.000%, 10/15/2026 (r)	2,777,000	2,542,359
Crescent Energy Finance LLC 7.250%, 05/01/2026 (r)	3,111,000	2,935,586
Earthstone Energy Holdings LLC 8.000%, 04/15/2027 (r)	3,772,000	3,613,199
Hilcorp Energy I LP / Hilcorp Finance Company 6.000%, 02/01/2031 (r)	4,413,000	3,823,020
Kosmos Energy Ltd. 7.500%, 03/01/2028 (r)	2,320,000	1,865,700
Murphy Oil Corp. 6.375%, 07/15/2028	4,081,000	3,934,001
Penn Virginia Holdings LLC 9.250%, 08/15/2026 (r)	1,900,000	1,894,016
Southwestern Energy Company 4.750%, 02/01/2032	2,480,000	2,124,157
		31,804,488
Food — Wholesale — 1.25%
Central Garden & Pet Company 4.125%, 04/30/2031 (r)	4,595,000	3,809,714

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
HLF Financing Sarl LLC / Herbalife International, Inc. 4.875%, 06/01/2029 (r)	$2,280,000	$1,573,360
Post Holdings, Inc. 4.500%, 09/15/2031 (r)	4,737,000	3,990,949
		9,374,023
Forestry/Paper — 2.25%
Ahlstrom-Munksjo Holding 3 Oy 4.875%, 02/04/2028 (r)	6,004,000	4,886,903
Mativ Holdings, Inc. 6.875%, 10/01/2026 (r)	5,894,000	5,215,424
Mercer International, Inc. 5.125%, 02/01/2029	5,591,000	4,682,351
Rayonier AM Products, Inc. 7.625%, 01/15/2026 (r)	2,182,000	2,106,764
		16,891,442
Gaming — 4.25%
Boyd Gaming Corp. 4.750%, 06/15/2031 (r)	3,791,000	3,302,644
Everi Holdings, Inc. 5.000%, 07/15/2029 (r)	5,129,000	4,412,307
International Game Technology PLC 6.250%, 01/15/2027 (r)	1,947,000	1,935,571
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (r)	4,640,000	4,194,240
MGM Resorts International 5.500%, 04/15/2027	4,703,000	4,381,640
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	5,350,000	4,859,512
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.625%, 03/01/2030 (r)	5,120,000	4,331,520
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	5,146,000	4,506,198
		31,923,632
Gas Distribution — 4.59%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	3,939,000	3,730,537
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 8.000%, 04/01/2029 (r)	4,726,000	4,709,697
DT Midstream, Inc. 4.375%, 06/15/2031 (r)	3,604,000	3,028,261
EQM Midstream Partners LP 7.500%, 06/01/2027 (r)	6,017,000	5,900,180
Harvest Midstream I LP 7.500%, 09/01/2028 (r)	4,470,000	4,277,209
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	3,831,000	3,494,739
	Principal Amount	Value
Kinetik Holdings LP 5.875%, 06/15/2030 (r)	$4,177,000	$3,922,758
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 03/01/2030	3,901,000	3,676,322
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031 (r)	2,077,000	1,773,239
		34,512,942
Health Facilities — 2.14%
CHS / Community Health Systems, Inc. 6.875%, 04/15/2029 (r)	1,880,000	969,766
5.250%, 05/15/2030 (r)	5,055,000	3,820,681
Encompass Health Corp. 4.750%, 02/01/2030	4,428,000	3,895,520
Tenet Healthcare Corp. 6.250%, 02/01/2027 (r)	4,560,000	4,389,183
6.125%, 06/15/2030 (r)	3,152,000	3,008,757
		16,083,907
Health Services — 0.89%
Charles River Laboratories International, Inc. 4.000%, 03/15/2031 (r)	3,379,000	2,927,718
ModivCare Escrow Issuer, Inc. 5.000%, 10/01/2029 (r)	4,465,000	3,771,139
		6,698,857
Hotels — 1.64%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow 5.000%, 06/01/2029 (r)	4,680,000	4,030,767
Marriott Ownership Resorts, Inc. 4.500%, 06/15/2029 (r)	5,121,000	4,255,173
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/2029 (r)	4,745,000	4,022,811
		12,308,751
Insurance Brokerage — 1.12%
AmWINS Group, Inc. 4.875%, 06/30/2029 (r)	5,313,000	4,513,110
Ryan Specialty Group LLC 4.375%, 02/01/2030 (r)	4,475,000	3,880,478
		8,393,588
Investments & Miscellaneous Financial Services — 0.99%
Armor Holdco, Inc. 8.500%, 11/15/2029 (r)	965,000	726,001
Credit Suisse Group AG 9.016% (Fixed until 11/14/2032, then SOFR + 5.020%), 11/15/2033 (b) (r)	815,000	836,720
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual (b)	6,141,000	5,872,012
		7,434,733

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Machinery — 0.99%
Chart Industries, Inc. 7.500%, 01/01/2030 (r)	$3,903,000	$3,928,526
NESCO Holdings II, Inc. 5.500%, 04/15/2029 (r)	4,035,000	3,535,870
		7,464,396
Media — Broadcast — 0.57%
Gray Escrow II, Inc. 5.375%, 11/15/2031 (r)	5,918,000	4,275,370
Media — Diversified — 0.09%
National CineMedia LLC 5.750%, 08/15/2026 (i)	6,230,000	172,448
5.875%, 04/15/2028 (r)	2,187,000	506,564
		679,012
Media Content — 1.56%
News Corp. 3.875%, 05/15/2029 (r)	2,003,000	1,740,277
5.125%, 02/15/2032 (r)	4,668,000	4,254,625
Sirius XM Radio, Inc. 4.000%, 07/15/2028 (r)	3,069,000	2,676,843
Townsquare Media, Inc. 6.875%, 02/01/2026 (r)	3,437,000	3,054,639
		11,726,384
Medical Products — 1.96%
Grifols Escrow Issuer SA 4.750%, 10/15/2028 (r)	4,956,000	4,285,205
Medline Borrower LP 3.875%, 04/01/2029 (r)	3,911,000	3,159,091
5.250%, 10/01/2029 (r)	3,481,000	2,771,067
Varex Imaging Corp. 7.875%, 10/15/2027 (r)	4,531,000	4,509,886
		14,725,249
Metals/Mining Excluding Steel — 1.30%
Kaiser Aluminum Corp. 4.500%, 06/01/2031 (r)	5,210,000	4,194,311
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	6,056,000	5,590,172
		9,784,483
Oil Field Equipment & Services — 2.78%
Bristow Group, Inc. 6.875%, 03/01/2028 (r)	3,258,000	3,002,605
Enerflex Ltd. 9.000%, 10/15/2027 (r)	2,067,000	2,064,044
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	3,484,000	3,193,003
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	6,252,000	5,435,645
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	3,420,375	3,333,840
	Principal Amount	Value
Valaris Ltd. 8.250% Cash or 12.000% PIK or 5.125% Cash & 5.125% PIK, 04/30/2028 (p) (r)	$3,814,000	$3,841,176
		20,870,313
Oil Refining & Marketing — 1.09%
Parkland Corp. 4.625%, 05/01/2030 (r)	5,527,000	4,581,579
PBF Holding Company LLC / PBF Finance Corp. 6.000%, 02/15/2028	4,060,000	3,628,523
		8,210,102
Packaging — 0.51%
Ball Corp. 6.875%, 03/15/2028	3,759,000	3,866,019
Personal & Household Products — 1.71%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	4,220,000	3,954,140
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	4,751,000	4,036,721
The Scotts Miracle-Gro Company 4.375%, 02/01/2032	5,332,000	4,026,566
Spectrum Brands, Inc. 5.000%, 10/01/2029 (r)	950,000	823,703
		12,841,130
Pharmaceuticals — 1.57%
1375209 BC Ltd. 9.000%, 01/30/2028 (r)	998,000	976,792
Bausch Health Companies, Inc. 6.125%, 02/01/2027 (r)	2,901,000	2,004,243
11.000%, 09/30/2028 (r)	1,770,000	1,389,175
Jazz Securities DAC 4.375%, 01/15/2029 (r)	3,250,000	2,902,494
Organon & Company / Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031 (r)	5,184,000	4,497,821
		11,770,525
Real Estate Development & Management — 0.58%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/2029 (r)	5,758,000	4,362,779
Recreation & Travel — 3.64%
Boyne USA, Inc. 4.750%, 05/15/2029 (r)	5,314,000	4,709,901
Carnival Corp. 4.000%, 08/01/2028 (r)	6,607,000	5,400,298
6.000%, 05/01/2029 (r)	4,320,000	2,886,870
10.500%, 06/01/2030 (r)	4,451,000	3,626,455
Royal Caribbean Cruises Ltd. 11.500%, 06/01/2025 (r)	2,250,000	2,418,075
11.625%, 08/15/2027 (r)	2,549,000	2,564,192

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	$6,714,000	$5,785,319
		27,391,110
Reinsurance — 0.78%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	6,240,983	5,839,271
Restaurants — 1.31%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	4,609,000	3,742,024
Dave & Buster's, Inc. 7.625%, 11/01/2025 (r)	2,521,000	2,537,286
Papa John's International, Inc. 3.875%, 09/15/2029 (r)	4,247,000	3,551,660
		9,830,970
Software/Services — 1.97%
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (r)	4,440,000	4,089,544
The Dun & Bradstreet Corp. 5.000%, 12/15/2029 (r)	3,145,000	2,695,463
Twilio, Inc. 3.625%, 03/15/2029	4,870,000	3,962,719
VM Consolidated, Inc. 5.500%, 04/15/2029 (r)	4,581,000	4,040,717
		14,788,443
Specialty Retail — 2.43%
Academy Ltd. 6.000%, 11/15/2027 (r)	4,301,000	4,123,824
Kontoor Brands, Inc. 4.125%, 11/15/2029 (r)	4,908,000	4,017,713
Liberty Interactive LLC 8.250%, 02/01/2030	5,273,000	2,407,942
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	4,660,000	3,799,672
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/2028 (r)	4,296,000	3,897,383
		18,246,534
Steel Producers/Products — 0.96%
ATI, Inc. 5.875%, 12/01/2027	3,454,000	3,308,363
Carpenter Technology Corp. 7.625%, 03/15/2030	3,876,000	3,890,833
		7,199,196
Support — Services — 1.01%
Summer BC Bidco B LLC 5.500%, 10/31/2026 (r)	4,067,000	3,305,210
ZipRecruiter, Inc. 5.000%, 01/15/2030 (r)	5,191,000	4,286,313
		7,591,523
	Principal Amount	Value
Technology Hardware & Equipment — 1.84%
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	$3,596,000	$3,279,768
CommScope, Inc. 6.000%, 03/01/2026 (r)	3,031,000	2,803,523
NCR Corp. 6.125%, 09/01/2029 (r)	3,783,000	3,543,385
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	5,251,000	4,210,787
		13,837,463
Telecom — Satellite — 0.34%
Telesat Canada / Telesat LLC 5.625%, 12/06/2026 (r)	5,575,000	2,571,596
Telecom — Wireline Integrated & Services — 0.45%
Frontier Communications Holdings LLC 5.875%, 10/15/2027 (r)	3,644,000	3,391,726
Tobacco — 0.57%
Turning Point Brands, Inc. 5.625%, 02/15/2026 (r)	5,007,000	4,325,697
Total corporate bonds (Cost $691,218,061)		600,738,872
CONVERTIBLE BONDS — 0.47%
Hotels — 0.47%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	4,265,000	3,529,288
Total convertible bonds (Cost $4,265,000)		3,529,288
TERM LOANS — 7.55%
Advertising — 0.55%
AP Core Holdings II LLC 9.884% (1 Month LIBOR USD + 5.500%), 09/01/2027 (Acquired 07/21/2021, Cost $4,538,426) (b) (m)	4,584,135	4,168,124
Air Transportation — 1.24%
AAdvantage Loyalty IP Ltd. 8.993% (1 Month LIBOR USD + 4.750%), 04/20/2028 (Acquired 06/24/2021 — 07/12/2022, Cost $5,185,588) (b) (m)	5,052,000	5,038,587
United Airlines, Inc. 8.108% (1 Month LIBOR USD + 3.750%), 04/21/2028 (Acquired 08/17/2022 — 08/18/2022, Cost $4,239,260) (b) (m)	4,285,192	4,243,240
		9,281,827
Cable & Satellite TV — 0.70%
DirecTV Financing LLC 9.384% (1 Month LIBOR USD + 5.000%), 08/02/2027 (Acquired 07/22/2021 — 08/17/2022, Cost $5,292,051) (b) (m)	5,382,985	5,252,340

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Forestry/Paper — 0.42%
Mativ Holdings, Inc. 8.188% (1 Month LIBOR USD + 3.750%), 04/20/2028 (Acquired 02/23/2021, Cost $3,315,510) (b) (m)	$3,349,000	$3,164,805
Health Services — 0.52%
FinThrive Software Intermediate Holdings, Inc. 8.384% (1 Month LIBOR USD + 4.000%), 12/18/2028 (Acquired 11/19/2021 — 07/13/2022, Cost $3,876,308) (b) (i) (m)	3,899,334	3,317,690
11.134% (1 Month LIBOR USD + 6.750%), 12/17/2029 (Acquired 11/19/2021, Cost $740,720) (b) (i) (m)	752,000	578,333
		3,896,023
Oil Field Equipment & Services — 0.24%
Iracore International Holdings, Inc. 13.7500% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (i) (m) (u)	1,826,992	1,826,992
Oil Refining & Marketing — 0.50%
Par Petroleum LLC 10.580% (3 Month LIBOR USD + 6.750%), 01/12/2026 (Acquired 02/13/2020 — 04/16/2021, Cost $3,707,876) (b) (m)	3,767,675	3,719,016
Personal & Household Products — 0.49%
Journey Personal Care Corp. 8.980% (1 Month LIBOR USD + 4.250%), 03/01/2028 (Acquired 02/19/2021, Cost $4,966,497) (b) (m)	4,991,454	3,701,163
Pharmaceuticals — 0.82%
Covis Finco Sarl 11.230% (1 Month SOFR USD + 6.500%), 02/18/2027 (Acquired 02/14/2022, Cost $3,987,733) (b) (i) (m)	4,371,675	2,426,279
Mallinckrodt International Finance SA 10.236% (3 Month LIBOR USD + 5.500%), 09/30/2027 (Acquired 12/23/2019 — 01/22/2020, Cost $4,449,633) (b) (m)	4,921,538	3,746,521
		6,172,800
Restaurants — 0.28%
Dave & Buster's, Inc. 9.438% (1 Month SOFR USD + 5.000%), 06/29/2029 (Acquired 08/02/2022, Cost $2,087,590) (b) (m)	2,116,695	2,109,424
Software/Services — 1.17%
Central Parent, Inc. 9.080% (3 Month SOFR USD + 3.500%), 07/06/2029 (Acquired 06/09/2022 — 6/10/2022, Cost $4,458,089) (b) (m)	4,581,000	4,547,421
	Principal Amount	Value
Syncapay, Inc. 11.230% (1 Month LIBOR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020, Cost $4,166,572) (b) (m)	$4,302,638	$4,267,701
		8,815,122
Specialty Retail — 0.62%
Boardriders, Inc. 10.915% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $5,852,237) (b) (i) (m)	5,884,115	3,236,263
12.557% PIK (1 Month LIBOR USD + 8.000%), 04/23/2024 (Acquired 10/07/2020 — 11/09/2022, Cost $1,666,368) (b) (i) (m) (p)	1,666,368	1,416,413
		4,652,676
Total term loans (Cost $64,357,450)		56,760,312
CONVERTIBLE PREFERRED STOCKS — 0.46%	Shares Held	Value
Building & Construction — 0.46%
Fluor Corp., 6.500%	2,093	3,450,248
Total convertible preferred stocks (Cost $2,093,000)		3,450,248
PREFERRED STOCKS — 1.34%
Hotels — 0.20%
Pebblebrook Hotel Trust — Series F, 6.300%	85,621	1,524,054
Specialty Retail — 1.14%
Boardriders, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	13,810,639	8,562,596
Total preferred stocks (Cost $30,848,797)		10,086,650
COMMON STOCKS — 3.85%
Energy — Exploration & Production — 0.39%
Civitas Resources, Inc.	27,466	1,591,105
Jonah Energy Parent LLC (Acquired 12/31/2020, Cost $0) (f) (i) (m) (u)	13,656	849,813
PetroQuest Energy, Inc. (a) (f) (i) (o) (u)	8,969,064	358,763
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	134,275
		2,933,956
Metals/Mining Excluding Steel — 2.54%
Metals Recovery Holdings LLC (Acquired 07/19/2012 — 12/10/2019, Cost $30,850,060) (a) (f) (i) (m) (o) (u)	116,127	9,952,109
RA Parent, Inc. (Acquired 12/23/2014 — 08/09/2019, Cost $8,348,746) (a) (f) (i) (m) (u)	142	9,159,000
		19,111,109

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2022

Hotchkis & Wiley High Yield Fund (Unaudited)

	Shares Held	Value
Oil Field Equipment & Services — 0.92%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (a) (f) (i) (m) (o) (u)	22,361	$6,900,828
Total common stocks (Cost $68,320,686)		28,945,893
Total long-term investments (Cost $861,102,994)		703,511,263
SHORT-TERM INVESTMENTS — 1.08%
Money Market Funds — 1.08%
JPMorgan U.S. Government Money Market Fund — Class IM, 4.20%^	8,106,740	8,106,740
	Principal Amount
Time Deposits — 0.00%
Royal Bank of Canada, 3.69%, 01/03/2023*	$6,781	6,781
Total short-term investments (Cost $8,113,521)		8,113,521
Total investments — 94.69% (Cost $869,216,515)		711,624,784
Other assets in excess of liabilities — 5.31%		39,898,935
Net assets — 100.00%		$751,523,719

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2022.

(f) — Security was fair valued by the Advisor pursuant to the Board's designation of the Advisor as valuation designee with respect to the Fund's portfolio investments. The total market value of these securities was $37,744,376, which represented 5.02% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $48,891,802, which represented 6.51% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $92,318,933, which represented 12.28% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $513,014,185, which represented 68.26% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2022 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$86,608,795	$374,349,800	$464,047,886	$639,832,939	$584,442,255
Affiliated issuers	—	—	—	3,337,020	—
Collateral for securities on loan*	697,004	1,568,228	3,157,315	13,475,294	2,938,120
Short-term investments*	247,177	763,299	26,618,161	13,355,028	5,679,863
Cash	1,184	3,250	84,491	28,754	21,295
Dividends and interest receivable	163,017	785,724	586,929	456,395	726,342
Receivable for investments sold	—	—	—	559,490	684,268
Receivable for Fund shares sold	28	515,390	372,954	3,279,359	6,740,218
Other assets	23,677	50,275	52,361	91,107	85,169
Total assets	$87,740,882	$378,035,966	$494,920,097	$674,415,386	$601,317,530
Liabilities:
Collateral upon return of securities on loan	$697,004	$1,568,228	$3,157,315	$13,475,294	$2,938,120
Payable for investments purchased	—	—	—	242,932	832,809
Payable for Fund shares repurchased	23,844	1,723,793	260,240	961,382	4,028,392
Payable to Advisor	35,913	218,543	311,408	422,659	306,206
Payable to Trustees	98	722	448	100	358
Accrued distribution and service fees	44,301	194,711	181,886	73,090	5,533
Accrued expenses and other liabilities	58,917	252,300	202,684	276,730	202,880
Total liabilities	860,077	3,958,297	4,113,981	15,452,187	8,314,298
Commitments and contingencies (Note 8)
Net assets	$86,880,805	$374,077,669	$490,806,116	$658,963,199	$593,003,232
Net Assets consist of:
Paid-in capital	$105,290,292	$329,326,656	$716,671,271	$638,660,897	$565,164,746
Total accumulated distributable earnings (losses)	$(18,409,487)	$44,751,013	$(225,865,155)	$20,302,302	$27,838,486
Net assets	$86,880,805	$374,077,669	$490,806,116	$658,963,199	$593,003,232
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$52,466,389	$211,643,812	$331,199,172	$601,095,737	$534,047,944
Shares outstanding (unlimited shares $0.001 par value authorized)	2,141,151	5,458,481	7,397,373	9,169,259	45,428,839
Net asset value per share	$24.50	$38.77	$44.77	$65.56	$11.76
Calculation of Net Asset Value Per Share — Class A
Net assets	$33,857,010	$133,846,980	$122,985,359	$45,537,188	$8,438,584
Shares outstanding (unlimited shares $0.001 par value authorized)	1,374,981	3,469,823	2,793,269	698,467	722,427
Net asset value per share	$24.62	$38.57	$44.03	$65.20	$11.68
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$25.98	$40.71	$46.47	$68.81	$12.33
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$557,406	$3,830,526	$5,161,108	$1,776,510
Shares outstanding (unlimited shares $0.001 par value authorized)	22,641	99,978	135,573	35,440
Net asset value per share	$24.62	$38.31	$38.07	$50.13
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$24,756,351	$31,460,477	$10,553,764	$50,516,704
Shares outstanding (unlimited shares $0.001 par value authorized)		638,841	702,864	161,039	4,301,453
Net asset value per share		$38.75	$44.76	$65.54	$11.74
*Cost of long-term investments
Unaffiliated issuers	$77,219,398	$325,122,163	$407,711,272	$604,933,089	$560,612,079
Affiliated issuers	—	—	—	12,960,896	—
*Cost of collateral for securities on loan	697,004	1,568,228	3,157,315	13,475,294	2,938,120
*Cost of short-term investments	247,176	763,298	26,618,161	13,355,028	5,679,863

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2022 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$33,236,577	$2,810,264	$5,991,689	$453,935,561	$686,299,563
Affiliated issuers	—	—	—	10,005,753	17,211,700
Collateral for securities on loan*	—	—	—	6,041,885	—
Short-term investments*	482,282	54,834	44,587	12,538,339	8,113,521
Cash	1,399	189	122	38,619	—
Cash denominated in foreign currencies#	—	3	5	—	—
Cash held at broker	—	—	—	10,066	—
Dividends and interest receivable	65,949	10,070	17,074	341,332	11,966,366
Receivable for investments sold	—	—	—	—	5,647,320
Receivable for Fund shares sold	—	—	—	671,943	30,419,251
Receivable from Advisor	—	9,616	23,658	—	—
Other assets	15,669	16,574	7,169	67,682	81,572
Total assets	$33,801,876	$2,901,550	$6,084,304	$483,651,180	$759,739,293
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$6,041,885	$—
Payable for investments purchased	—	—	—	2,045,803	2,201,657
Payable for Fund shares repurchased	458,171	—	—	187,333	4,310,398
Payable to Advisor	12,729	—	—	306,646	305,141
Payable to Trustees	33	2	2	372	—
Accrued distribution and service fees	1,953	—	—	96,648	2,627
Distributions payable to shareholders	—	—	—	—	862,615
Cash overdraft	—	—	—	—	233,342
Accrued expenses and other liabilities	37,637	33,882	59,244	157,911	299,794
Total liabilities	510,523	33,884	59,246	8,836,598	8,215,574
Commitments and contingencies (Note 8)
Net assets	$33,291,353	$2,867,666	$6,025,058	$474,814,582	$751,523,719
Net Assets consist of:
Paid-in capital	$31,674,230	$2,683,854	$5,957,207	$465,086,109	$1,261,149,004
Total accumulated distributable earnings (losses)	$1,617,123	$183,812	$67,851	$9,728,473	$(509,625,285)
Net assets	$33,291,353	$2,867,666	$6,025,058	$474,814,582	$751,523,719
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$31,959,111	$2,867,666	$6,025,058	$336,664,058	$579,652,414
Shares outstanding (unlimited shares $0.001 par value authorized)	2,511,527	266,886	573,298	10,657,452	58,790,112
Net asset value per share	$12.72	$10.74	$10.51	$31.59	$9.86
Calculation of Net Asset Value Per Share — Class A
Net assets	$1,332,242			$73,937,695	$28,733,144
Shares outstanding (unlimited shares $0.001 par value authorized)	104,615			2,340,617	2,942,477
Net asset value per share	$12.73			$31.59	$9.76
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$13.44			$33.34
(Net asset value per share divided by 0.9625)					$10.14
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$18,986,049	$655,703
Shares outstanding (unlimited shares $0.001 par value authorized)				666,282	66,511
Net asset value per share				$28.50	$9.86
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$45,226,780	$142,482,458
Shares outstanding (unlimited shares $0.001 par value authorized)				1,431,649	14,451,297
Net asset value per share				$31.59	$9.86
*Cost of long-term investments
Unaffiliated issuers	$31,884,490	$2,664,699	$5,704,110	$453,777,062	$802,476,823
Affiliated issuers	—	—	—	6,892,250	58,626,171
*Cost of collateral for securities on loan	—	—	—	6,041,885	—
*Cost of short-term investments	482,282	54,834	44,586	12,538,339	8,113,521
#Cost of cash denominated in foreign currencies	$—	$3	$5	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2022 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$867,612	$4,376,393	$5,025,215	$6,444,753	$7,183,446
Interest	3,862	14,499	162,869	289,677	135,226
Securities on loan, net	1,338	6,278	10,084	30,345	47,490
Total income	872,812	4,397,170	5,198,168	6,764,775	7,366,162
Expenses:
Advisory fees	306,207	1,409,170	1,741,635	2,380,051	1,824,859
Professional fees and expenses	12,839	30,295	31,477	37,872	33,422
Custodian fees and expenses	3,517	7,592	8,587	8,830	7,663
Transfer agent fees and expenses	51,750	305,177	277,220	600,203	318,482
Accounting fees and expenses	13,044	26,455	27,681	33,140	33,560
Administration fees and expenses	21,499	78,007	80,884	97,629	84,655
Compliance fees	803	3,828	4,129	5,373	4,634
Trustees' fees and expenses	5,648	27,501	29,557	38,048	32,603
Reports to shareholders	2,996	14,062	13,651	28,566	7,311
Registration fees	22,450	39,570	32,638	51,652	32,765
Distribution and service fees — Class A	42,457	180,587	150,641	52,325	9,011
Distribution and service fees — Class C	2,845	21,111	24,269	6,959	—
Other expenses	7,650	24,940	23,485	28,652	24,795
Total expenses	493,705	2,168,295	2,445,854	3,369,300	2,413,760
Fee waiver/expense reimbursement by Advisor (Note 2)	(98,446)	(65,732)	—	—	(163,190)
Net expenses	395,259	2,102,563	2,445,854	3,369,300	2,250,570
Net investment income	477,553	2,294,607	2,752,314	3,395,475	5,115,592
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,072,166	3,248,869	16,418,607	29,701,156	18,097,649
Sales of affiliated issuers	—	—	—	(3,489,611)	—
Foreign currency transactions	(344)	(3,748)	(30,849)	(37)	—
Net realized gains	1,071,822	3,245,121	16,387,758	26,211,508	18,097,649
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	5,623,757	24,599,461	26,365,018	38,937,592	20,171,129
Securities of affiliated issuers	—	—	—	2,263,771	—
Net change in unrealized appreciation/depreciation	5,623,757	24,599,461	26,365,018	41,201,363	20,171,129
Net gains	6,695,579	27,844,582	42,752,776	67,412,871	38,268,778
Net Increase in Net Assets Resulting from Operations	$7,173,132	$30,139,189	$45,505,090	$70,808,346	$43,384,370
*Net of Foreign Taxes Withheld	$7,190	$49,730	$83,844	$36,663	$2,656
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2022 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$276,870	$26,151	$68,598	$3,952,695	$336,311
Interest	7,954	815	865	856,425	25,368,230
Securities on loan, net	—	—	—	13,554	—
Total income	284,824	26,966	69,463	4,822,674	25,704,541
Expenses:
Advisory fees	130,133	10,896	23,313	1,790,664	2,201,670
Professional fees and expenses	9,444	6,997	7,133	35,031	55,740
Custodian fees and expenses	5,197	6,722	43,574	14,109	18,150
Transfer agent fees and expenses	13,259	122	191	202,686	390,741
Accounting fees and expenses	14,212	15,876	39,944	30,149	64,289
Administration fees and expenses	20,170	20,282	23,457	87,794	141,445
Compliance fees	315	25	52	4,418	7,466
Trustees' fees and expenses	2,215	176	371	31,596	52,330
Reports to shareholders	1,244	834	831	8,442	16,090
Registration fees	16,152	8,001	18,948	38,274	36,626
Distribution and service fees — Class A	1,649	—	—	93,932	36,987
Distribution and service fees — Class C	—	—	—	99,998	4,752
Other expenses	4,378	2,384	2,909	29,536	53,771
Total expenses	218,368	72,315	160,723	2,466,629	3,080,057
Fee waiver/expense reimbursement by Advisor (Note 2)	(51,884)	(59,376)	(131,873)	—	(309,394)
Net expenses	166,484	12,939	28,850	2,466,629	2,770,663
Net investment income	118,340	14,027	40,613	2,356,045	22,933,878
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	388,621	29,248	(234,286)	11,227,400	(20,478,518)
Foreign currency transactions	(2,782)	(597)	(1,548)	(46,676)	(20)
Net realized gains (losses)	385,839	28,651	(235,834)	11,180,724	(20,478,538)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	1,101,416	152,266	630,981	34,695,046	30,344,373
Securities of affiliated issuers	—	—	—	402,357	(7,232,570)
Net change in unrealized appreciation/depreciation	1,101,416	152,266	630,981	35,097,403	23,111,803
Net gains	1,487,255	180,917	395,147	46,278,127	2,633,265
Net Increase in Net Assets Resulting from Operations	$1,605,595	$194,944	$435,760	$48,634,172	$25,567,143
*Net of Foreign Taxes Withheld	$13,961	$1,984	$7,817	$45,287	$1,016

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022
Operations:
Net investment income	$477,553	$867,324	$2,294,607	$4,091,044
Net realized gains	1,071,822	6,184,981	3,245,121	31,503,576
Net change in unrealized appreciation/depreciation	5,623,757	(14,713,941)	24,599,461	(78,910,741)
Net increase (decrease) in net assets resulting from operations	7,173,132	(7,661,636)	30,139,189	(43,316,121)
Dividends and Distributions to Shareholders:
Class I	(585,655)	(657,851)	(17,355,003)	(2,427,861)
Class A	(281,890)	(334,023)	(10,564,284)	(1,326,174)
Class C	—	(1,799)	(261,394)	—
Class Z	—	—	(1,923,465)	(121,577)
Net decrease in net assets resulting from dividends and distributions to shareholders	(867,545)	(993,673)	(30,104,146)	(3,875,612)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(3,393,033)	(16,142,449)	(30,681,195)	(10,878,399)
Net Assets:
Total increase (decrease) in net assets	2,912,554	(24,797,758)	(30,646,152)	(58,070,132)
Beginning of period	83,968,251	108,766,009	404,723,821	462,793,953
End of period	$86,880,805	$83,968,251	$374,077,669	$404,723,821

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022
Operations:
Net investment income	$2,752,314	$2,070,401	$3,395,475	$2,074,504
Net realized gains	16,387,758	41,676,142	26,211,508	85,784,957
Net change in unrealized appreciation/depreciation	26,365,018	(59,787,599)	41,201,363	(112,908,213)
Net increase (decrease) in net assets resulting from operations	45,505,090	(16,041,056)	70,808,346	(25,048,752)
Dividends and Distributions to Shareholders:
Class I	(1,589,970)	(3,616,474)	(71,852,683)	(1,727,552)
Class A	(359,388)	(1,423,942)	(5,572,007)	(77,062)
Class C	—	(1,906)	(255,929)	—
Class Z	(193,762)	(434,467)	(1,252,245)	(51,094)
Net decrease in net assets resulting from dividends and distributions to shareholders	(2,143,120)	(5,476,789)	(78,932,864)	(1,855,708)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	13,435,919	2,909,748	112,741,700	21,543,755
Net Assets:
Total increase (decrease) in net assets	56,797,889	(18,608,097)	104,617,182	(5,360,705)
Beginning of period	434,008,227	452,616,324	554,346,017	559,706,722
End of period	$490,806,116	$434,008,227	$658,963,199	$554,346,017

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022
Operations:
Net investment income	$5,115,592	$6,075,362	$118,340	$362,419
Net realized gains	18,097,649	55,204,950	385,839	2,888,143
Net change in unrealized appreciation/depreciation	20,171,129	(109,788,819)	1,101,416	(7,802,624)
Net increase (decrease) in net assets resulting from operations	43,384,370	(48,508,507)	1,605,595	(4,552,062)
Dividends and Distributions to Shareholders:
Class I	(47,567,548)	(29,365,305)	(1,263,576)	(245,800)
Class A	(679,077)	(461,227)	(46,949)	(6,987)
Class Z	(3,202,080)	(75,948)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(51,448,705)	(29,902,480)	(1,310,525)	(252,787)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	130,904,201	111,012,557	(93,599)	385,654
Net Assets:
Total increase (decrease) in net assets	122,839,866	32,601,570	201,471	(4,419,195)
Beginning of period	470,163,366	437,561,796	33,089,882	37,509,077
End of period	$593,003,232	$470,163,366	$33,291,353	$33,089,882

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022
Operations:
Net investment income	$14,027	$61,661	$40,613	$125,446
Net realized gains (losses)	28,651	155,647	(235,834)	338,922
Net change in unrealized appreciation/depreciation	152,266	(496,722)	630,981	(1,416,130)
Net increase (decrease) in net assets resulting from operations	194,944	(279,414)	435,760	(951,762)
Dividends and Distributions to Shareholders:
Class I	(90,047)	(37,541)	(311,643)	(1,250,186)
Net decrease in net assets resulting from dividends and distributions to shareholders	(90,047)	(37,541)	(311,643)	(1,250,186)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	54,607	471,104	191,776	1,250,186
Net Assets:
Total increase (decrease) in net assets	159,504	154,149	315,893	(951,762)
Beginning of period	2,708,162	2,554,013	5,709,165	6,660,927
End of period	$2,867,666	$2,708,162	$6,025,058	$5,709,165

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022
Operations:
Net investment income	$2,356,045	$2,028,099	$22,933,878	$46,600,131
Net realized gains (losses)	11,180,724	48,691,324	(20,478,538)	(12,062,551)
Net change in unrealized appreciation/depreciation	35,097,403	(114,240,737)	23,111,803	(140,316,839)
Net increase (decrease) in net assets resulting from operations	48,634,172	(63,521,314)	25,567,143	(105,779,259)
Dividends and Distributions to Shareholders:
Class I	(8,387,047)	(49,243,055)	(18,017,903)	(37,681,791)
Class A	(1,761,422)	(12,046,592)	(817,612)	(1,558,850)
Class C	(469,249)	(3,121,171)	(22,458)	(49,017)
Class Z	(1,132,228)	(5,855,755)	(4,139,825)	(7,150,392)
Net decrease in net assets resulting from dividends and distributions to shareholders	(11,749,946)	(70,266,573)	(22,997,798)	(46,440,050)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(19,136,072)	46,395,922	(55,970,132)	(152,685,511)
Net Assets:
Total increase (decrease) in net assets	17,748,154	(87,391,965)	(53,400,787)	(304,904,820)
Beginning of period	457,066,428	544,458,393	804,924,506	1,109,829,326
End of period	$474,814,582	$457,066,428	$751,523,719	$804,924,506

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$22.76	$0.14	$1.87	$2.01	$(0.27)	$—	$(0.27)
Year ended 6/30/2022	25.09	0.25	(2.30)	(2.05)	(0.28)	—	(0.28)
Year ended 6/30/2021	15.31	0.25	9.92	10.17	(0.39)	—	(0.39)
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)
Class A
Six months ended 12/31/2022*	22.84	0.11	1.87	1.98	(0.20)	—	(0.20)
Year ended 6/30/2022	25.18	0.19	(2.30)	(2.11)	(0.23)	—	(0.23)
Year ended 6/30/2021	15.36	0.20	9.96	10.16	(0.34)	—	(0.34)
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Class C
Six months ended 12/31/2022*	22.73	0.02	1.87	1.89	—	—	—
Year ended 6/30/2022	25.07	(0.01)	(2.29)	(2.30)	(0.04)	—	(0.04)
Year ended 6/30/2021	15.24	0.05	9.91	9.96	(0.13)	—	(0.13)
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2022*	$24.50	8.84%	$52,466	0.80%[3]	1.04%[3]	1.19%[3]
Year ended 6/30/2022	22.76	–8.27	50,757	0.80	1.01	0.98
Year ended 6/30/2021	25.09	67.14	63,906	0.80	1.03	1.24
Year ended 6/30/2020	15.31	–17.51	46,372	0.80	1.04	1.83
Year ended 6/30/2019	18.90	2.08	63,333	0.83	0.99	1.65
Year ended 6/30/2018	18.80	9.81	65,503	0.95	1.02	1.25
Class A
Six months ended 12/31/2022*	24.62	8.68	33,857	1.05[3]	1.25[3]	0.95[3]
Year ended 6/30/2022	22.84	–8.49	32,489	1.05	1.22	0.72
Year ended 6/30/2021	25.18	66.74	43,719	1.05	1.24	1.00
Year ended 6/30/2020	15.36	–17.68	24,972	1.05	1.25	1.57
Year ended 6/30/2019	18.95	1.78	35,807	1.08	1.24	1.39
Year ended 6/30/2018	18.85	9.57	39,616	1.20	1.27	1.00
Class C
Six months ended 12/31/2022*	24.62	8.32	557	1.80[3]	2.04[3]	0.18[3]
Year ended 6/30/2022	22.73	–9.20	722	1.80	1.98	(0.04)
Year ended 6/30/2021	25.07	65.57	1,141	1.80	1.97	0.25
Year ended 6/30/2020	15.24	–18.33	1,069	1.80	1.98	0.80
Year ended 6/30/2019	18.77	0.98	2,141	1.83	1.99	0.64
Year ended 6/30/2018	18.64	8.77	2,598	1.95	2.02	0.25

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	11%	28%	32%	28%	26%	28%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$38.92	$0.25	$2.89	$3.14	$(0.53)	$(2.76)	$(3.29)
Year ended 6/30/2022	43.29	0.41	(4.40)	(3.99)	(0.38)	—	(0.38)
Year ended 6/30/2021	26.81	0.41	16.64	17.05	(0.57)	—	(0.57)
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)
Class A
Six months ended 12/31/2022*	38.66	0.20	2.87	3.07	(0.40)	(2.76)	(3.16)
Year ended 6/30/2022	43.04	0.31	(4.38)	(4.07)	(0.31)	—	(0.31)
Year ended 6/30/2021	26.67	0.33	16.56	16.89	(0.52)	—	(0.52)
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Class C
Six months ended 12/31/2022*	38.24	0.04	2.83	2.87	(0.04)	(2.76)	(2.80)
Year ended 6/30/2022	42.57	(0.02)	(4.31)	(4.33)	—	—	—
Year ended 6/30/2021	26.26	0.05	16.36	16.41	(0.10)	—	(0.10)
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Class Z
Six months ended 12/31/2022*	38.92	0.26	2.90	3.16	(0.57)	(2.76)	(3.33)
Year ended 6/30/2022	43.30	0.46	(4.40)	(3.94)	(0.44)	—	(0.44)
Year ended 6/30/2021	26.82	0.47	16.63	17.10	(0.62)	—	(0.62)
Period from 9/30/2019[4] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2022*	$38.77	7.98%	$211,644	0.95%[3]	1.00%[3]	1.24%[3]
Year ended 6/30/2022	38.92	–9.31	214,692	0.95	0.97	0.93
Year ended 6/30/2021	43.29	64.20	293,318	0.95	0.98	1.19
Year ended 6/30/2020	26.81	–18.18	257,544	0.95	0.95	1.72
Year ended 6/30/2019	33.29	2.51	357,191	0.95	0.95	1.56
Year ended 6/30/2018	33.57	10.01	276,930	1.00	1.00	1.28
Class A
Six months ended 12/31/2022*	38.57	7.87	133,847	1.20[3]	1.21[3]	0.98[3]
Year ended 6/30/2022	38.66	–9.53	150,260	1.18	1.18	0.71
Year ended 6/30/2021	43.04	63.82	149,051	1.18	1.18	0.96
Year ended 6/30/2020	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	33.36	9.72	131,276	1.25	1.25	1.03
Class C
Six months ended 12/31/2022*	38.31	7.42	3,831	1.95[3]	1.97[3]	0.22[3]
Year ended 6/30/2022	38.24	–10.17	4,691	1.91	1.91	(0.05)
Year ended 6/30/2021	42.57	62.60	7,467	1.92	1.92	0.16
Year ended 6/30/2020	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	32.68	8.92	14,161	2.00	2.00	0.26
Class Z
Six months ended 12/31/2022*	38.75	8.02	24,756	0.88[3]	0.88[3]	1.26[3]
Year ended 6/30/2022	38.92	–9.22	35,081	0.86	0.86	1.07
Year ended 6/30/2021	43.30	64.34	12,958	0.84	0.84	1.33
Period from 9/30/2019[4] to 6/30/2020	26.82	–17.65	6,943	0.83[3]	0.83[3]	2.37[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	12%	35%	25%	29%	23%	41%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$40.71	$0.27	$4.01	$4.28	$(0.22)	$—	$(0.22)
Year ended 6/30/2022	42.23	0.22	(1.18)	(0.96)	(0.56)	—	(0.56)
Year ended 6/30/2021	22.27	0.48	20.20	20.68	(0.72)	—	(0.72)
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)
Class A
Six months ended 12/31/2022*	39.99	0.22	3.95	4.17	(0.13)	—	(0.13)
Year ended 6/30/2022	41.52	0.13	(1.15)	(1.02)	(0.51)	—	(0.51)
Year ended 6/30/2021	21.93	0.43	19.87	20.30	(0.71)	—	(0.71)
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Class C
Six months ended 12/31/2022*	34.61	0.05	3.41	3.46	—	—	—
Year ended 6/30/2022	35.80	(0.17)	(1.01)	(1.18)	(0.01)	—	(0.01)
Year ended 6/30/2021	19.01	0.15	17.19	17.34	(0.55)	—	(0.55)
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Class Z
Six months ended 12/31/2022*	40.72	0.30	4.02	4.32	(0.28)	—	(0.28)
Year ended 6/30/2022	42.25	0.29	(1.19)	(0.90)	(0.63)	—	(0.63)
Year ended 6/30/2021	22.26	0.56	20.19	20.75	(0.76)	—	(0.76)
Period from 9/30/2019[4] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2022*	$44.77	10.52%	$331,199	1.00%[3]	1.00%[3]	1.25%[3]
Year ended 6/30/2022	40.71	–2.34	286,887	1.01	1.01	0.51
Year ended 6/30/2021	42.23	93.96	302,584	1.04	1.04	1.50
Year ended 6/30/2020	22.27	–31.62	202,902	1.04	1.04	1.73
Year ended 6/30/2019	33.10	–14.29	1,044,280	1.00	1.00	0.67
Year ended 6/30/2018	39.68	14.32	1,609,002	0.99	0.99	0.28
Class A
Six months ended 12/31/2022*	44.03	10.43	122,985	1.21[3]	1.21[3]	1.02[3]
Year ended 6/30/2022	39.99	–2.54	111,771	1.21	1.21	0.31
Year ended 6/30/2021	41.52	93.63	118,947	1.23	1.23	1.35
Year ended 6/30/2020	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	39.03	14.05	230,105	1.24	1.24	0.03
Class C
Six months ended 12/31/2022*	38.07	10.00	5,161	1.98[3]	1.98[3]	0.26[3]
Year ended 6/30/2022	34.61	–3.29	4,480	1.97	1.97	(0.46)
Year ended 6/30/2021	35.80	92.13	8,206	2.01	2.01	0.57
Year ended 6/30/2020	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	33.93	13.20	39,383	1.99	1.99	(0.72)
Class Z
Six months ended 12/31/2022*	44.76	10.60	31,460	0.88[3]	0.88[3]	1.35[3]
Year ended 6/30/2022	40.72	–2.23	30,870	0.87	0.87	0.65
Year ended 6/30/2021	42.25	94.35	22,879	0.88	0.88	1.75
Period from 9/30/2019[4] to 6/30/2020	22.26	–26.16	15,976	0.89[3]	0.89[3]	2.12[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	17%	41%	37%	27%	34%	32%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$66.00	$0.39	$7.98	$8.37	$(0.42)	$(8.39)	$(8.81)
Year ended 6/30/2022	68.58	0.27	(2.59)	(2.32)	(0.26)	—	(0.26)
Year ended 6/30/2021	38.22	0.23	30.56	30.79	(0.43)	—	(0.43)
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)
Class A
Six months ended 12/31/2022*	65.67	0.33	7.93	8.26	(0.34)	(8.39)	(8.73)
Year ended 6/30/2022	68.24	0.16	(2.58)	(2.42)	(0.15)	—	(0.15)
Year ended 6/30/2021	38.03	0.14	30.41	30.55	(0.34)	—	(0.34)
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Class C
Six months ended 12/31/2022*	52.23	0.07	6.30	6.37	(0.08)	(8.39)	(8.47)
Year ended 6/30/2022	54.55	(0.27)	(2.05)	(2.32)	—	—	—
Year ended 6/30/2021	30.49	(0.19)	24.33	24.14	(0.08)	—	(0.08)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Class Z
Six months ended 12/31/2022*	66.04	0.47	7.97	8.44	(0.55)	(8.39)	(8.94)
Year ended 6/30/2022	68.62	0.42	(2.60)	(2.18)	(0.40)	—	(0.40)
Year ended 6/30/2021	38.23	0.35	30.55	30.90	(0.51)	—	(0.51)
Period from 9/30/2019[4] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2022*	$65.56	12.59%	$601,096	1.05%[3]	1.05%[3]	1.08%[3]
Year ended 6/30/2022	66.00	–3.42	510,545	1.06	1.06	0.38
Year ended 6/30/2021	68.58	80.88	512,396	1.07	1.07	0.44
Year ended 6/30/2020	38.22	–24.70	335,080	1.05	1.05	0.94
Year ended 6/30/2019	53.27	–8.97	670,391	1.03	1.03	0.61
Year ended 6/30/2018	63.89	13.33	715,194	1.02	1.02	0.47
Class A
Six months ended 12/31/2022*	65.20	12.49	45,537	1.21[3]	1.21[3]	0.93[3]
Year ended 6/30/2022	65.67	–3.56	33,250	1.21	1.21	0.23
Year ended 6/30/2021	68.24	80.58	35,039	1.25	1.25	0.27
Year ended 6/30/2020	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	63.49	13.05	70,928	1.27	1.27	0.20
Class C
Six months ended 12/31/2022*	50.13	12.07	1,777	1.95[3]	1.95[3]	0.24[3]
Year ended 6/30/2022	52.23	–4.25	1,157	1.94	1.94	(0.48)
Year ended 6/30/2021	54.55	79.25	2,026	1.99	1.99	(0.46)
Year ended 6/30/2020	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	52.65	12.21	13,824	2.02	2.02	(0.55)
Class Z
Six months ended 12/31/2022*	65.54	12.69	10.554	0.86[3]	0.86[3]	1.30[3]
Year ended 6/30/2022	66.04	–3.22	9,394	0.86	0.86	0.59
Year ended 6/30/2021	68.62	81.23	10,246	0.87	0.87	0.65
Period from 9/30/2019[4] to 6/30/2020	38.23	–22.99	6,540	0.87[3]	0.87[3]	1.72[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	23%	49%	36%	34%	40%	29%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$11.91	$0.11	$0.84	$0.95	$(0.19)	$(0.91)	$(1.10)
Year ended 6/30/2022	13.99	0.17	(1.38)	(1.21)	(0.14)	(0.73)	(0.87)
Year ended 6/30/2021	7.88	0.14	6.07	6.21	(0.10)	—	(0.10)
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)
Class A
Six months ended 12/31/2022*	11.83	0.10	0.82	0.92	(0.16)	(0.91)	(1.07)
Year ended 6/30/2022	13.91	0.13	(1.36)	(1.23)	(0.12)	(0.73)	(0.85)
Year ended 6/30/2021	7.83	0.11	6.06	6.17	(0.09)	—	(0.09)
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Class Z
Six months ended 12/31/2022*	11.90	0.12	0.82	0.94	(0.19)	(0.91)	(1.10)
Year ended 6/30/2022	13.99	0.18	(1.39)	(1.21)	(0.15)	(0.73)	(0.88)
Year ended 6/30/2021	7.87	0.15	6.07	6.22	(0.10)	—	(0.10)
Period from 9/30/2019[4] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2022*	$11.76	7.88%	$534,048	0.80%[3]	0.86%[3]	1.82%[3]
Year ended 6/30/2022	11.91	–9.34	461,866	0.80	0.87	1.26
Year ended 6/30/2021	13.99	79.26	427,708	0.80	0.87	1.21
Year ended 6/30/2020	7.88	–21.14	143,415	0.82	0.92	1.37
Year ended 6/30/2019	10.08	–9.23	95,405	0.90	1.06	0.91
Year ended 6/30/2018	12.21	17.48	40,128	0.90	1.45	0.80
Class A
Six months ended 12/31/2022*	11.68	7.70	8,439	1.05[3]	1.14[3]	1.58[3]
Year ended 6/30/2022	11.83	–9.57	5,839	1.05	1.15	0.98
Year ended 6/30/2021	13.91	79.09	8,668	1.05	1.14	0.96
Year ended 6/30/2020	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.14	17.18	2,835	1.15	1.70	0.58
Class Z
Six months ended 12/31/2022*	11.74	7.85	50,517	0.76[3]	0.76[3]	1.98[3]
Year ended 6/30/2022	11.90	–9.38	2,458	0.76	0.76	1.33
Year ended 6/30/2021	13.99	79.45	1,186	0.77	0.77	1.25
Period from 9/30/2019[4] to 6/30/2020	7.87	–20.75	40	0.80[3]	0.84[3]	1.41[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	44%	38%	42%	53%	84%	95%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$12.64	$0.04	$0.54	$0.58	$(0.14)	$(0.36)	$(0.50)
Year ended 6/30/2022	14.44	0.14	(1.84)	(1.70)	(0.10)	—	(0.10)
Year ended 6/30/2021	8.96	0.10	5.56	5.66	(0.18)	—	(0.18)
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)	(0.31)
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)
Class A
Six months ended 12/31/2022*	12.63	0.03	0.53	0.56	(0.10)	(0.36)	(0.46)
Year ended 6/30/2022	14.43	0.11	(1.84)	(1.73)	(0.07)	—	(0.07)
Year ended 6/30/2021	8.96	0.08	5.54	5.62	(0.15)	—	(0.15)
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)	(0.29)
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2022*	$12.72	4.63%	$31,959	0.95%[3]	1.25%[3]	0.69%[3]
Year ended 6/30/2022	12.64	–11.86	31,800	0.95	1.22	0.98
Year ended 6/30/2021	14.44	63.58	36,025	0.95	1.29	0.83
Year ended 6/30/2020	8.96	–20.42	25,148	0.95	1.32	1.31
Year ended 6/30/2019	11.55	–4.57	39,749	0.96	1.62	2.02
Year ended 6/30/2018	13.30	9.59	8,987	1.10	2.87	0.83
Class A
Six months ended 12/31/2022*	12.73	4.42	1,332	1.20[3]	1.50[3]	0.44[3]
Year ended 6/30/2022	12.63	–12.07	1,290	1.20	1.46	0.73
Year ended 6/30/2021	14.43	63.05	1,484	1.20	1.48	0.58
Year ended 6/30/2020	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	13.28	9.36	732	1.35	3.12	0.55

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	17%	38%	39%	36%	36%	43%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$10.35	$0.05	$0.69	$0.74	$(0.23)	$(0.12)	$(0.35)
Year ended 6/30/2022	11.66	0.27	(1.41)	(1.14)	(0.17)	—	(0.17)
Year ended 6/30/2021	7.59	0.15	4.04	4.19	(0.12)	—	(0.12)
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)	(0.35)
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2022*	$10.74	7.11%	$2,868	0.95%[3]	5.31%[3]	1.03%[3]
Year ended 6/30/2022	10.35	–9.82	2,708	0.95	4.87	2.35
Year ended 6/30/2021	11.66	55.37	2,554	0.95	5.13	1.56
Year ended 6/30/2020	7.59	–19.66	1,874	0.95	6.10	1.39
Year ended 6/30/2019	9.77	–9.04	2,334	0.99	5.94	1.85
Year ended 6/30/2018	11.57	3.50	2,543	1.15	6.01	0.90

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	12%	20%	29%	30%	42%	33%

		Income (loss) from investment operations			Dividends and distributions
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$10.29	$0.07	$0.71	$0.78	$(0.20)	$(0.36)	$(0.56)
Year ended 6/30/2022	14.83	0.25	(2.01)	(1.76)	(0.39)	(2.39)	(2.78)
Period from 6/30/2020[4] to 6/30/2021	10.00	0.24	4.87	5.11	(0.08)	(0.20)	(0.28)

				Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2022*	$10.51	7.65%	$6,025	0.99%[3]	5.52%[3]	1.39%[3]
Year ended 6/30/2022	10.29	–14.28	5,709	0.99	4.23	1.92
Period from 6/30/2020[4] to 6/30/2021	14.83	51.58	6,661	0.99	4.27	1.91

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021
Portfolio turnover rate	33%	45%	63%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$29.09	$0.17	$3.13	$3.30	$(0.08)	$(0.72)	$(0.80)
Year ended 6/30/2022	37.42	0.16	(3.67)	(3.51)	(0.45)	(4.37)	(4.82)
Year ended 6/30/2021	22.61	0.50	15.06	15.56	(0.75)	—	(0.75)
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)
Class A
Six months ended 12/31/2022*	29.09	0.13	3.13	3.26	(0.04)	(0.72)	(0.76)
Year ended 6/30/2022	37.43	0.07	(3.68)	(3.61)	(0.36)	(4.37)	(4.73)
Year ended 6/30/2021	22.66	0.43	15.06	15.49	(0.72)	—	(0.72)
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Class C
Six months ended 12/31/2022*	26.37	0.02	2.83	2.85	—	(0.72)	(0.72)
Year ended 6/30/2022	34.31	(0.18)	(3.31)	(3.49)	(0.08)	(4.37)	(4.45)
Year ended 6/30/2021	20.87	0.21	13.83	14.04	(0.60)	—	(0.60)
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Class Z
Six months ended 12/31/2022*	29.09	0.18	3.13	3.31	(0.09)	(0.72)	(0.81)
Year ended 6/30/2022	37.43	0.19	(3.68)	(3.49)	(0.48)	(4.37)	(4.85)
Year ended 6/30/2021	22.62	0.55	15.04	15.59	(0.78)	—	(0.78)
Period from 9/30/2019[4] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2022*	$31.59	11.31%	$336,664	0.96%[3]	0.96%[3]	1.06%[3]
Year ended 6/30/2022	29.09	–11.50	326,559	0.94	0.94	0.44
Year ended 6/30/2021	37.42	69.77	390,241	0.94	0.94	1.69
Year ended 6/30/2020	22.61	–17.56	401,552	0.97	0.97	1.88
Year ended 6/30/2019	28.08	2.45	588,097	0.96	0.96	1.05
Year ended 6/30/2018	30.38	12.11	453,184	0.97	0.97	1.36
Class A
Six months ended 12/31/2022*	31.59	11.17	73,938	1.22[3]	1.22[3]	0.81[3]
Year ended 6/30/2022	29.09	–11.72	70,350	1.20	1.20	0.19
Year ended 6/30/2021	37.43	69.24	83,243	1.24	1.24	1.43
Year ended 6/30/2020	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	30.40	11.84	136,325	1.22	1.22	1.07
Class C
Six months ended 12/31/2022*	28.50	10.73	18,986	1.93[3]	1.93[3]	0.11[3]
Year ended 6/30/2022	26.37	–12.34	19,575	1.91	1.91	(0.55)
Year ended 6/30/2021	34.31	68.05	27,089	1.93	1.93	0.76
Year ended 6/30/2020	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	28.22	10.99	49,624	1.97	1.97	0.30
Class Z
Six months ended 12/31/2022*	31.59	11.32	45,227	0.88[3]	0.88[3]	1.14[3]
Year ended 6/30/2022	29.09	–11.40	40,582	0.86	0.86	0.52
Year ended 6/30/2021	37.43	69.86	43,886	0.87	0.87	1.81
Period from 9/30/2019[4] to 6/30/2020	22.62	–16.61	16,207	0.85[3]	0.85[3]	1.95[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	32%	75%	76%	47%	60%	55%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital capital gains)	Total distributions
Class I
Six months ended 12/31/2022*	$9.83	$0.29	$0.03	$0.32	$(0.29)	$—	$(0.29)
Year ended 6/30/2022	11.58	0.51	(1.75)	(1.24)	(0.51)	—	(0.51)
Year ended 6/30/2021	10.22	0.59	1.34	1.93	(0.57)	—	(0.57)
Year ended 6/30/2020	11.69	0.65	(1.48)[5]	(0.83)	(0.64)	—	(0.64)
Year ended 6/30/2019	11.90	0.69	(0.21)[5]	0.48	(0.69)	—	(0.69)
Year ended 6/30/2018	12.26	0.72	(0.37)[5]	0.35	(0.71)	—	(0.71)
Class A
Six months ended 12/31/2022*	9.75	0.27	0.01	0.28	(0.27)	—	(0.27)
Year ended 6/30/2022	11.48	0.48	(1.73)	(1.25)	(0.48)	—	(0.48)
Year ended 6/30/2021	10.13	0.56	1.33	1.89	(0.54)	—	(0.54)
Year ended 6/30/2020	11.62	0.63	(1.51)[5]	(0.88)	(0.61)	—	(0.61)
Year ended 6/30/2019	11.83	0.65	(0.20)[5]	0.45	(0.66)	—	(0.66)
Year ended 6/30/2018	12.18	0.69	(0.37)[6]	0.32	(0.67)	—	(0.67)
Class C
Six months ended 12/31/2022*	9.83	0.24	0.03	0.27	(0.24)	—	(0.24)
Year ended 6/30/2022	11.57	0.40	(1.74)	(1.34)	(0.40)	—	(0.40)
Year ended 6/30/2021	10.21	0.49	1.34	1.83	(0.47)	—	(0.47)
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)
Year ended 6/30/2018	12.26	0.60	(0.38)[5]	0.22	(0.59)	—	(0.59)
Class Z
Six months ended 12/31/2022*	9.83	0.29	0.03	0.32	(0.29)	—	(0.29)
Year ended 6/30/2022	11.58	0.52	(1.75)	(1.23)	(0.52)	—	(0.52)
Year ended 6/30/2021	10.22	0.61	1.33	1.94	(0.58)	—	(0.58)
Year ended 6/30/2020	11.70	0.64	(1.46)[5]	(0.82)	(0.66)	—	(0.66)
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)
Period from 3/29/2018[4] to 6/30/2018	12.00	0.19	(0.12)	0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2022*	$9.86	3.26%	$579,652	0.70%[3]	0.78%[3]	5.72%[3]
Year ended 6/30/2022	9.83	–11.12	642,934	0.70	0.77	4.56
Year ended 6/30/2021	11.58	19.32	857,715	0.70	0.75	5.34
Year ended 6/30/2020	10.22	–7.26	978,398	0.70	0.75	5.85
Year ended 6/30/2019	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	11.90	2.87	1,918,320	0.70	0.74	5.93
Class A
Six months ended 12/31/2022*	9.76	2.93	28,733	0.92[3]	0.99[3]	5.51[3]
Year ended 6/30/2022	9.75	–11.28	29,066	0.93	0.98	4.33
Year ended 6/30/2021	11.48	19.09	39,312	0.91	0.97	5.12
Year ended 6/30/2020	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	11.83	2.68	466,960	0.95	0.99	5.69
Class C
Six months ended 12/31/2022*	9.86	2.73	656	1.70[3]	1.77[3]	4.71[3]
Year ended 6/30/2022	9.83	–11.94	1,078	1.70	1.77	3.55
Year ended 6/30/2021	11.57	18.20	1,769	1.66	1.71	4.41
Year ended 6/30/2020	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	11.89	1.76	3,380	1.70	1.74	4.93
Class Z
Six months ended 12/31/2022*	9.86	3.31	142,482	0.60[3]	0.67[3]	5.83[3]
Year ended 6/30/2022	9.83	–11.04	131,847	0.60	0.65	4.66
Year ended 6/30/2021	11.58	19.44	211,034	0.60	0.65	5.56
Year ended 6/30/2020	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[4] to 6/30/2018	11.90	0.59	328,769	0.60[3]	0.70[3]	6.54[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2022*	2022	2021	2020	2019	2018
Portfolio turnover rate	15%	40%	82%	67%	41%	38%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

5  Redemption fees per share were less than $0.005.

6  Includes redemption fees per share of $0.01.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2022 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, "Nasdaq") are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee ("Pricing Service").

The Trust's Board of Trustees (the "Board") has designated Hotchkis & Wiley Capital Management, LLC (the "Advisor") as the Funds' "valuation designee" to perform all fair valuations of the Funds' portfolio investments, subject to the Board's oversight. The Advisor, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA's Trade Reporting and Compliance Engine ("TRACE") (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Funds generally utilize a Pricing Service's fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2022:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$86,608,795	$374,349,800	$455,018,160	$643,169,959	$584,442,255
Money Market Funds	697,004	1,568,228	3,157,315	13,475,294	2,938,120
Time Deposits	247,177	763,299	26,618,161	13,355,028	5,679,863
Level 2 — Other significant observable market inputs:
Common Stocks:
Industrials	—	—	9,029,726	—	—
Level 3 — Significant unobservable inputs:
Common Stocks:
Materials	—	—	—	—	—
Total Investments	$87,552,976	$376,681,327	$493,823,362	$670,000,281	$593,060,238
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$25,916,925	$687,796	$1,164,031	$406,655,306	$1,591,105
Preferred Stocks	—	—	—	426,673	1,524,054
Convertible Preferred Stocks	—	—	—	—	—
Purchased Put Options	—	—	—	6,017,490	—
Money Market Funds	—	—	—	6,041,885	8,106,740
Time Deposits	482,282	54,834	44,587	12,538,339	6,781
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	78,251	101,149	—	—
Consumer Discretionary	775,867	146,109	579,875	9,770,894	—
Consumer Staples	417,719	220,439	207,191	—	—
Energy	—	146,018	142,162	—	—
Financials	3,392,513	802,553	1,258,888	14,520,016	—
Health Care	269,345	69,772	111,647	—	—
Industrials	2,222,795	465,077	1,179,061	10,608,331	—
Information Technology	241,413	194,249	498,165	—	—
Materials	—	—	553,772	1,647,973	—
Real Estate	—	—	71,096	—	—
Utilities	—	—	124,652	—	—
Convertible Preferred Stocks	—	—	—	—	3,450,248
Convertible Bonds	—	—	—	—	3,529,288
Corporate Bonds	—	—	—	—	600,738,872
Term Loans	—	—	—	1,036,340	54,933,320
Rights	—	—	—	—	—
Level 3 — Significant unobservable inputs:
Common Stocks:
Energy — Exploration & Production	—	—	—	—	1,342,851
Materials	—	—	—	10,609,278	—
Metals/Mining Excluding Steel	—	—	—	—	19,111,109
Oil Field Equipment & Services	—	—	—	—	6,900,828
Preferred Stocks:
Specialty Retail	—	—	—	—	8,562,596
Term Loans	—	—	—	2,649,013	1,826,992
Total Investments	$33,718,859	$2,865,098	$6,036,276	$482,521,538	$711,624,784

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of December 31, 2022:

	Fair Value at December 31, 2022	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$10,005,753	Market comparable companies	EBIT multiple	7.6x - 13.4x	Increase
	603,525	Transaction price**	N/A	$85.70	Increase
Total Common Stocks	10,609,278
Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$13,258,291
High Yield
Common Stocks	$6,900,828	Market comparable companies	EBIT multiple	7.6x - 13.4x	Increase
	493,038	Market comparable companies	EBITDA multiple	1.7x - 7.0x (4.4x)	Increase
	849,813	Market quote	Offer	$62.23	Increase
	19,111,109	Transaction price**	N/A	$85.70 - $64,500 ($30,956.26)	Increase
Total Common Stocks	27,354,788
Preferred Stocks	8,562,596	Calculation of enterprise value using:
		Discounted cash flows	Yield (Discount rate of cash flows)	10%	Decrease
		Market comparable companies	EBITDA multiple	5.5x - 11.0x	Increase
Term Loans	1,826,992	Market comparable securities	N/A	$100.00	Increase
	$37,744,376

*  Unobservable inputs were weighted by the fair value of the investments.

**  Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Small Cap Value
Common Stocks
Balance at June 30, 2022	$0
Purchases	—
Sales	—
Accrued discounts (premiums)	—
Realized gains (losses)	(48,543)
Change in unrealized appreciation/ depreciation	48,543
Transfers into Level 3	0
Balance at December 31, 2022	$—
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2022	$—

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2022	$10,725,797	$2,649,013	$13,374,810
Purchases	—	—	—
Sales	(117,834)	—	(117,834)
Accrued discounts (premiums)	—	—	—
Realized gains (losses)	—	—	—
Change in unrealized appreciation/ depreciation	1,315	—	1,315
Transfers into Level 3	—	—	—
Balance at December 31, 2022	$10,609,278	$2,649,013	$13,258,291
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2022	$1,315	$—	$1,315

	High Yield
	Common Stocks	Preferred Stocks	Term Loans	Total
Balance at June 30, 2022	$36,442,562	$6,214,788	$1,826,992	$44,484,342
Purchases	—	—	—	—
Sales	(2,267,153)	—	—	(2,267,153)
Accrued discounts (premiums)	—	—	—	—
Realized gains (losses)	119,221	—	—	119,221
Change in unrealized appreciation/ depreciation	(6,939,842)	2,347,808	—	(4,592,034)
Transfers into Level 3	—	—	—	—
Balance at December 31, 2022	$27,354,788	$8,562,596	$1,826,992	$37,744,376
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2022	$(6,939,842)	$2,347,808	$—	$(4,592,034)

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid for the put option. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call option.

Futures Contracts. The Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund and High Yield Fund are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not enter into any credit default swap contracts during the six months ended December 31, 2022.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2022:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$6,017,490

The following is a summary of the Funds' change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2022:

Change in Unrealized Appreciation/Depreciation on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$1,893,065	*

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2022:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	222
Average Notional Amount — Purchased Put Options	$5,822,582

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2022:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Diversified Value	$680,292	$—	$(680,292)	$—
Large Cap Value	1,531,547	—	(1,531,547)	—
Mid-Cap Value	3,087,357	—	(3,087,357)	—
Small Cap Value	13,160,202	—	(13,160,202)	—
Small Cap Diversified Value	2,862,054	—	(2,862,054)	—
Value Opportunities	5,875,433	—	(5,875,433)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives an Advisory fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. During the six months ended December 31, 2022, the Advisor contractually agreed to waive its Advisory fees or reimburse regular Fund operating expenses so that a Fund's annual operating expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) will be limited to the annual rates presented below as applied to such Fund's and share class's average daily net assets.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.05%	1.15%	0.80%	0.95%	0.95%	0.99%	1.15%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.30%	1.40%	1.05%	1.20%	1.20%	1.24%	1.40%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.05%	2.15%	1.80%	1.95%	1.95%	n/a	2.15%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.05%	1.15%	0.80%	0.95%	0.95%	0.99%	1.15%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

Effective December 31, 2022, the Advisor contractually agreed to lower the expense limits applicable to the Small Cap Value Fund to the following annual percentages of each share class's average daily net assets:

Annual cap on expenses — Class I	0.97%
Annual cap on expenses — Class A	1.22%
Annual cap on expenses — Class C	1.97%
Annual cap on expenses — Class Z	0.97%

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2022, the Funds did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2022 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$9,715,204	$49,178,967	$74,274,889	$187,402,318	$326,730,639	$5,718,703	$318,780	$1,905,019	$147,235,544	$110,555,976
Sales	13,089,011	99,458,114	84,424,947	139,840,846	242,306,080	6,706,908	357,891	1,888,221	183,229,176	167,727,518

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2022.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2022:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Tax cost of investments	$81,035,813	$379,258,733	$414,369,481	$549,183,623	$463,138,070	$32,722,267	$2,678,837	$5,946,551	$488,520,955	$942,266,661
Gross unrealized appreciation	15,340,834	75,242,010	81,504,039	99,999,824	69,239,591	4,545,463	362,127	446,624	53,160,665	9,397,802
Gross unrealized depreciation	(13,075,072)	(57,682,321)	(64,354,562)	(120,985,110)	(70,322,773)	(4,533,916)	(373,257)	(814,532)	(87,902,554)	(191,067,712)
Net unrealized appreciation/ depreciation	2,265,762	17,559,689	17,149,477	(20,985,286)	(1,083,182)	11,547	(11,130)	(367,908)	(34,741,889)	(181,669,910)
Distributable ordinary income (as of 6/30/22)*	867,545	2,165,785	2,143,120	1,614,360	10,544,461	356,748	59,717	111,448	—	766,525
Distributable long-term gains (as of 6/30/22)	—	24,990,499	—	47,808,256	26,441,542	953,758	30,328	200,194	8,269,848	—
Total distributable earnings	867,545	27,156,284	2,143,120	49,422,616	36,986,003	1,310,506	90,045	311,642	8,269,848	766,525
Other accumulated losses	(27,848,381)	(3)	(288,519,722)	(10,510)	—	—	—	—	(683,712)	(331,291,245)
Total accumulated gains (losses)	$(24,715,074)	$44,715,970	$(269,227,125)	$28,426,820	$35,902,821	$1,322,053	$78,915	$(56,266)	$(27,155,753)	$(512,194,630)

* Includes distributable short-term gains of $6,887,620 for the Small Cap Diversified Value Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2022, the Global Value Fund held securities with $3,664 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2022, the Small Cap Diversified Value Fund held securities with $20,591 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2022 and 2021, capital loss carryovers as of June 30, 2022, and any tax basis late year losses as of June 30, 2022, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2022						June 30, 2021
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$993,673	$—	$—	$27,848,381	$6,163,593	$—	$1,525,761	$—
Large Cap Value	3,875,612	—	—	—	8,621,409	—	6,504,911	—
Mid-Cap Value	5,476,789	—	86,598,129	201,921,584	36,469,426	—	7,928,177	—
Small Cap Value	1,855,708	—	—	—	37,369,798	—	3,718,542	—
Small Cap Diversified Value	16,228,065	13,674,415	—	—	—	—	2,388,699	—
Global Value	252,787	—	—	—	1,914,073	—	447,072	—
International Value	37,541	—	—	—	121,027	—	30,073	—
International Small Cap Diversified Value	1,159,737	90,449	—	—	—	—	120,245	—
Value Opportunities	10,786,641	59,479,932	—	—	—	683,650[3]	10,585,396	—
High Yield[4]	46,440,050	—	3,786,054	326,706,386	—	—	65,565,649	—

1  Short-term with no expiration.

2  Long-term with no expiration.

3  Short-term post-October loss.

4  The High Yield Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization of the Hotchkis & Wiley Capital Income Fund into the High Yield Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Internal Revenue Code Section 382.

As of and during the year ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2022, the Funds did not incur any interest or penalties. The tax years ended June 30, 2019 through June 30, 2022 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2022
Diversified Value Fund
Class I	20,398	$487,252	22,386	$553,836	(131,328)	$(3,085,086)	(88,544)	$(2,043,998)
Class A	13,433	323,082	4,525	112,488	(65,508)	(1,574,189)	(47,550)	(1,138,619)
Class C	40	1,000	—	—	(9,154)	(211,416)	(9,114)	(210,416)
Total net increase (decrease)	33,871	811,334	26,911	666,324	(205,990)	(4,870,691)	(145,208)	(3,393,033)
Large Cap Value Fund
Class I	353,953	14,066,920	392,981	15,385,213	(804,843)	(32,133,551)	(57,909)	(2,681,418)
Class A	410,629	15,997,967	117,448	4,574,592	(944,669)	(36,414,516)	(416,592)	(15,841,957)
Class C	5,984	235,194	5,718	221,324	(34,406)	(1,358,239)	(22,704)	(901,721)
Class Z	116,355	4,523,829	48,783	1,908,879	(427,628)	(17,688,807)	(262,490)	(11,256,099)
Total net increase (decrease)	886,921	34,823,910	564,930	22,090,008	(2,211,546)	(87,595,113)	(759,695)	(30,681,195)
Mid-Cap Value Fund
Class I	1,080,704	47,439,509	32,858	1,467,432	(763,684)	(33,105,580)	349,878	15,801,361
Class A	316,829	13,441,229	4,204	184,638	(322,402)	(13,721,603)	(1,369)	(95,736)
Class C	12,773	488,391	—	—	(6,641)	(242,808)	6,132	245,583
Class Z	56,619	2,372,187	4,128	184,263	(115,962)	(5,071,739)	(55,215)	(2,515,289)
Total net increase (decrease)	1,466,925	63,741,316	41,190	1,836,333	(1,208,689)	(52,141,730)	299,426	13,435,919

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2022
Small Cap Value Fund
Class I	2,680,953	$187,925,308	477,717	$31,538,893	(1,724,643)	$(122,173,174)	1,434,027	$97,291,027
Class A	202,854	14,547,643	68,050	4,468,184	(78,777)	(5,436,256)	192,127	13,579,571
Class C	13,119	762,825	4,339	219,175	(4,175)	(232,420)	13,283	749,580
Class Z	44,392	3,116,423	17,769	1,172,550	(43,360)	(3,167,451)	18,801	1,121,522
Total net increase (decrease)	2,941,318	206,352,199	567,875	37,398,802	(1,850,955)	(131,009,301)	1,658,238	112,741,700
Small Cap Diversified Value Fund
Class I	10,875,738	131,100,388	3,947,789	47,018,170	(8,170,327)	(100,919,152)	6,653,200	77,199,406
Class A	311,926	3,827,881	45,445	538,069	(128,508)	(1,621,622)	228,863	2,744,328
Class Z	3,988,889	49,830,354	221,201	2,632,297	(115,143)	(1,502,184)	4,094,947	50,960,467
Total net increase (decrease)	15,176,553	184,758,623	4,214,435	50,188,536	(8,413,978)	(104,042,958)	10,977,010	130,904,201
Global Value Fund
Class I	141,652	1,774,705	98,305	1,263,214	(244,290)	(3,163,371)	(4,333)	(125,452)
Class A	2,517	33,039	3,651	46,949	(3,657)	(48,135)	2,511	31,853
Total net increase (decrease)	144,169	1,807,744	101,956	1,310,163	(247,947)	(3,211,506)	(1,822)	(93,599)
International Value Fund
Class I	866	8,845	4,397	46,789	(101)	(1,027)	5,162	54,607
Total net increase (decrease)	866	8,845	4,397	46,789	(101)	(1,027)	5,162	54,607
International Small Cap Diversified Value Fund
Class I	2,000	22,560	16,426	170,335	(108)	(1,119)	18,318	191,776
Total net increase (decrease)	2,000	22,560	16,426	170,335	(108)	(1,119)	18,318	191,776
Value Opportunities Fund
Class I	1,047,528	33,077,261	142,727	4,574,388	(1,758,483)	(53,481,597)	(568,228)	(15,829,948)
Class A	104,914	3,295,759	42,933	1,375,990	(225,566)	(7,036,599)	(77,719)	(2,364,850)
Class C	18,724	543,780	14,132	408,846	(108,979)	(3,089,873)	(76,123)	(2,137,247)
Class Z	9,039	291,070	35,327	1,132,228	(7,725)	(227,325)	36,641	1,195,973
Total net increase (decrease)	1,180,205	37,207,870	235,119	7,491,452	(2,100,753)	(63,835,394)	(685,429)	(19,136,072)
High Yield Fund
Class I	13,986,228	138,863,698	1,410,310	14,000,220	(21,979,130)	(218,501,165)	(6,582,592)	(65,637,247)
Class A	583,472	5,847,087	69,867	686,709	(693,382)	(6,948,773)	(40,043)	(414,977)
Class C	7,059	72,062	1,440	14,298	(51,654)	(509,183)	(43,155)	(422,823)
Class Z	1,266,945	12,676,816	306,294	3,038,486	(528,148)	(5,210,387)	1,045,091	10,504,915
Total net increase (decrease)	15,843,704	157,459,663	1,787,911	17,739,713	(23,252,314)	(231,169,508)	(5,620,699)	(55,970,132)
Year Ended June 30, 2022
Diversified Value Fund
Class I	150,176	3,932,509	24,442	623,755	(491,513)	(12,544,875)	(316,895)	(7,988,611)
Class A	91,558	2,417,634	5,112	131,077	(410,150)	(10,344,146)	(313,480)	(7,795,435)
Class C	6,878	181,923	64	1,638	(20,708)	(541,964)	(13,766)	(358,403)
Total net increase (decrease)	248,612	6,532,066	29,618	756,470	(922,371)	(23,430,985)	(644,141)	(16,142,449)
Large Cap Value Fund
Class I	1,117,980	49,387,294	49,099	2,147,118	(2,426,654)	(107,300,059)	(1,259,575)	(55,765,647)
Class A	2,763,785	118,706,521	10,107	439,639	(2,350,931)	(98,857,159)	422,961	20,289,001
Class C	21,118	929,544	—	—	(73,847)	(3,172,367)	(52,729)	(2,242,823)
Class Z	728,713	32,323,620	2,767	120,928	(129,426)	(5,603,478)	602,054	26,841,070
Total net increase (decrease)	4,631,596	201,346,979	61,973	2,707,685	(4,980,858)	(214,933,063)	(287,289)	(10,878,399)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2022
Mid-Cap Value Fund
Class I	2,369,224	$108,356,664	77,469	$3,353,653	(2,564,860)	$(111,411,685)	(118,167)	$298,632
Class A	679,939	29,991,266	17,729	754,899	(767,557)	(33,377,683)	(69,889)	(2,631,518)
Class C	30,903	1,184,642	40	1,464	(130,716)	(4,786,330)	(99,773)	(3,600,224)
Class Z	327,016	13,721,266	9,380	405,864	(119,879)	(5,284,272)	216,517	8,842,858
Total net increase (decrease)	3,407,082	153,253,838	104,618	4,515,880	(3,583,012)	(154,859,970)	(71,312)	2,909,748
Small Cap Value Fund
Class I	2,453,456	178,270,897	8,058	575,021	(2,197,818)	(155,530,588)	263,696	23,315,330
Class A	161,889	11,856,176	760	54,041	(169,804)	(12,316,357)	(7,155)	(406,140)
Class C	5,525	305,126	—	—	(20,504)	(1,159,407)	(14,979)	(854,281)
Class Z	38,578	2,784,424	707	50,430	(46,352)	(3,346,008)	(7,067)	(511,154)
Total net increase (decrease)	2,659,448	193,216,623	9,525	679,492	(2,434,478)	(172,352,360)	234,495	21,543,755
Small Cap Diversified Value Fund
Class I	11,734,826	158,715,920	2,143,429	29,000,600	(5,670,764)	(76,741,063)	8,207,491	110,975,457
Class A	1,297,152	18,065,756	34,120	458,912	(1,460,788)	(20,130,433)	(129,516)	(1,605,765)
Class Z	122,913	1,657,590	5,617	75,948	(6,830)	(90,673)	121,700	1,642,865
Total net increase (decrease)	13,154,891	178,439,266	2,183,166	29,535,460	(7,138,382)	(96,962,169)	8,199,675	111,012,557
Global Value Fund
Class I	262,675	3,837,880	16,806	245,531	(258,703)	(3,708,873)	20,778	374,538
Class A	25,379	387,135	474	6,929	(26,622)	(382,948)	(769)	11,116
Total net increase (decrease)	288,054	4,225,015	17,280	252,460	(285,325)	(4,091,821)	20,009	385,654
International Value Fund
Class I	43,585	478,285	3,302	37,541	(4,179)	(44,722)	42,708	471,104
Total net increase (decrease)	43,585	478,285	3,302	37,541	(4,179)	(44,722)	42,708	471,104
International Small Cap Diversified Value Fund
Class I	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Total net increase	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Value Opportunities Fund
Class I	3,575,584	128,311,658	780,362	27,125,388	(3,557,601)	(123,386,823)	798,345	32,050,223
Class A	844,282	31,659,953	230,848	8,035,833	(880,861)	(31,444,575)	194,269	8,251,211
Class C	77,124	2,503,437	85,298	2,702,238	(209,615)	(7,021,658)	(47,193)	(1,815,983)
Class Z	57,348	2,174,312	168,511	5,855,755	(3,466)	(119,596)	222,393	7,910,471
Total net increase (decrease)	4,554,338	164,649,360	1,265,019	43,719,214	(4,651,543)	(161,972,652)	1,167,814	46,395,922
High Yield Fund
Class I	19,594,772	219,369,723	2,740,407	30,472,864	(31,042,395)	(341,709,942)	(8,707,216)	(91,867,355)
Class A	997,235	11,111,506	118,868	1,309,300	(1,559,228)	(17,292,289)	(443,125)	(4,871,483)
Class C	8,155	87,190	3,410	37,999	(54,796)	(617,636)	(43,231)	(492,447)
Class Z	1,177,285	13,354,141	460,163	5,101,501	(6,459,093)	(73,909,868)[1]	(4,821,645)	(55,454,226)
Total net increase (decrease)	21,777,447	243,922,560	3,322,848	36,921,664	(39,115,512)	(433,529,735)	(14,015,217)	(152,685,511)

1  Includes an in-kind redemption which resulted in a realized gain of $912,500.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2022, is set forth below:

Small Cap Value

Issuer Name	Value at June 30, 2022	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2022	Dividends	Shares Held at December 31, 2022
Hudson Global, Inc.	$5,324,184	$—	$(761,324)	$(3,441,068)	$2,215,228	$3,337,020	$—	147,460
Noranda Aluminum Holding Corp.+	0	—	—	(48,543)	48,543	—	—	—
	$5,324,184	$—	$(761,324)	$(3,489,611)	$2,263,771	$3,337,020	$—

+ Issuer was not an affiliate as of December 31, 2022.

Value Opportunities Fund

Issuer Name	Value at June 30, 2022	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2022	Dividends	Shares Held at December 31, 2022
Iracore Investments Holdings, Inc.	$9,603,396	$—	$—	$—	$402,357	$10,005,753	$—	32,422
	$9,603,396	$—	$—	$—	$402,357	$10,005,753	$—

High Yield Fund

Issuer Name	Value at June 30, 2022	Purchases	Sales		Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2022	Dividends	Shares Held at December 31, 2022
Iracore Investments Holdings, Inc.	$6,623,328	$—	$—		$—	$277,500	$6,900,828	$—	22,361
Metals Recovery Holdings LLC	18,508,369	—	(1,943,096	)*	—	(6,613,164)	9,952,109	—	116,127
PetroQuest Energy, Inc.	1,255,669	—	—		—	(896,906)	358,763	—	8,969,064
	$26,387,366	$—	$(1,943,096)		$—	$(7,232,570)	$17,211,700	$—

* Reduction due to return of capital distributions.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. The contractual maturity of the cash collateral received under the securities lending agreement is classified as overnight and continuous. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2022, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2022, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The Value Opportunities Fund and the High Yield Fund have investments in securities or derivatives that utilize the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. Regulators and financial industry working groups in several jurisdictions have worked over the past several years to identify alternative reference rates ("ARRs") to replace LIBOR and to assist with the transition to the new ARRs. In connection with the transition, on March 5, 2021 the UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Consequently, the publication of most LIBOR rates ceased at the end of 2021, but a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

Although regulators have generally prohibited banking institutions from entering into new contracts that reference those USD LIBOR settings that continue to exist, there remains uncertainty and risks relating to certain "legacy" USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in "legacy" USD LIBOR instruments held by a Fund could result in losses to the Fund.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways and with durations that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The foregoing could impair the Funds' ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds' service providers, adversely affect the value and liquidity of the Funds' investments, and negatively impact the Funds' performance, and overall prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements. In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2022.

For the year ended June 30, 2022, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 91.88%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 53.41%, Global Value Fund — 92.66%, International Value Fund — 1.05%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 58.47%, High Yield Fund — 1.20%.

For the year ended June 30, 2022, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 55.24%, Global Value Fund — 100.00%, International Value Fund — 100.00%, International Small Cap Diversified Value Fund — 18.35%, Value Opportunities Fund — 85.20%, High Yield Fund — 1.20%. Shareholders should consult their tax advisors.

For the year ended June 30, 2022, the International Value Fund and International Small Cap Diversified Value Fund earned foreign source income of $96,566 and $222,591, respectively, and paid foreign taxes of $10,391 and $32,052, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2022, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 0.10%, International Value Fund — 0.10%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 14.51%, High Yield Fund — 94.81%.

For the year ended June 30, 2022, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 69.83%, Global Value Fund — 0.00%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 84.90%, Value Opportunities Fund — 42.40%, High Yield Fund — 0.00%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2022 – December 31, 2022).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,088.40	$4.21	$1,000.00	$1,021.17	$4.08	0.80%
Class A	1,000.00	1,086.80	5.52	1,000.00	1,019.91	5.35	1.05
Class C	1,000.00	1,083.20	9.45	1,000.00	1,016.13	9.15	1.80
Large Cap Value Fund
Class I	1,000.00	1,079.80	4.98	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,078.70	6.29	1,000.00	1,019.16	6.11	1.20
Class C	1,000.00	1,074.20	10.19	1,000.00	1,015.38	9.91	1.95
Class Z	1,000.00	1,080.20	4.61	1,000.00	1,020.77	4.48	0.88
Mid-Cap Value Fund
Class I	1,000.00	1,105.20	5.31	1,000.00	1,020.16	5.09	1.00
Class A	1,000.00	1,104.30	6.42	1,000.00	1,019.11	6.16	1.21
Class C	1,000.00	1,100.00	10.48	1,000.00	1,015.22	10.06	1.98
Class Z	1,000.00	1,106.00	4.67	1,000.00	1,020.77	4.48	0.88
Small Cap Value Fund
Class I	1,000.00	1,125.90	5.63	1,000.00	1,019.91	5.35	1.05
Class A	1,000.00	1,124.90	6.48	1,000.00	1,019.11	6.16	1.21
Class C	1,000.00	1,120.70	10.42	1,000.00	1,015.38	9.91	1.95
Class Z	1,000.00	1,126.90	4.61	1,000.00	1,020.87	4.38	0.86
Small Cap Diversified Value Fund
Class I	1,000.00	1,078.80	4.19	1,000.00	1,021.17	4.08	0.80
Class A	1,000.00	1,077.00	5.50	1,000.00	1,019.91	5.35	1.05
Class Z	1,000.00	1,078.50	3.98	1,000.00	1,021.37	3.87	0.76
Global Value Fund
Class I	1,000.00	1,046.30	4.90	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,044.20	6.18	1,000.00	1,019.16	6.11	1.20
International Value Fund
Class I	1,000.00	1,071.10	4.96	1,000.00	1,020.42	4.84	0.95

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio
International Small Cap Diversified Value Fund
Class I	$1,000.00	$1,076.50	$5.18	$1,000.00	$1,020.21	$5.04	0.99%
Value Opportunities Fund
Class I	1,000.00	1,113.10	5.11	1,000.00	1,020.37	4.89	0.96
Class A	1,000.00	1,111.70	6.49	1,000.00	1,019.06	6.21	1.22
Class C	1,000.00	1,107.30	10.25	1,000.00	1,015.48	9.80	1.93
Class Z	1,000.00	1,113.20	4.69	1,000.00	1,020.77	4.48	0.88
High Yield Fund
Class I	1,000.00	1,032.60	3.59	1,000.00	1,021.68	3.57	0.70
Class A	1,000.00	1,029.30	4.71	1,000.00	1,020.57	4.69	0.92
Class C	1,000.00	1,027.30	8.69	1,000.00	1,016.64	8.64	1.70
Class Z	1,000.00	1,033.10	3.07	1,000.00	1,022.18	3.06	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (365).

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1222-0223

DECEMBER 31, 2022

SEMI-ANNUAL REPORT

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 22, 2023

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	February 22, 2023

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